                       GMO TAX-MANAGED U.S. EQUITIES FUND
                   GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
                      GMO TAX-MANAGED SMALL COMPANIES FUND
                   40 Rowes Wharf, Boston, Massachusetts 02110


         The GMO TAX-MANAGED U.S. EQUITIES FUND (the "TAX-MANAGED U.S. EQUITIES FUND"), the GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND (the "TAX-MANAGED INTERNATIONAL EQUITIES FUND") and the GMO TAX-MANAGED SMALL COMPANIES FUND (THE "TAX-MANAGED SMALL COMPANIES FUND") (each a "FUND" and collectively the "FUNDS") are three of thirty-eight separate investment portfolios currently offered by GMO TRUST (the "TRUST"), an open-end management investment company. The other portfolios are offered pursuant to separate prospectuses. GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (the "MANAGER" or "GMO") is the investment manager for each of the Funds.




                              INVESTMENT MANAGER &
                             CLIENT SERVICE PROVIDER

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC


                       Tel: (617) 346-7646 (call collect)
                               Fax: (617) 439-4192







THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                      OCTOBER 18, 1999

                                TABLE OF CONTENTS



SUMMARY OF FUND OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES.................3

   GMO TAX-MANAGED U.S. EQUITIES FUND..........................................4
   GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND.................................5
   GMO TAX-MANAGED SMALL COMPANIES FUND........................................6


SUMMARY OF PRINCIPAL RISKS.....................................................7


FEES AND EXPENSES.............................................................11


BENCHMARKS AND INDEXES........................................................13


DETERMINATION OF NET ASSET VALUE..............................................13


SPECIAL INFORMATION ON REDEMPTIONS IN KIND....................................14


TAXES.........................................................................14


MANAGEMENT OF THE TRUST.......................................................15


FINANCIAL HIGHLIGHTS..........................................................17


ADDITIONAL INFORMATION................................................BACK COVER


PURCHASE AND SALE INFORMATION.........................................BACK COVER


SHAREHOLDER INQUIRIES.................................................BACK COVER

                         SUMMARY OF FUND OBJECTIVES AND
                         PRINCIPAL INVESTMENT STRATEGIES

         This summary describes each Fund's investment objective and principal investment strategies. Each Fund may make other investments and engage in other investment strategies that are not specifically described in the Summary. The INVESTMENT GUIDELINES contain a more complete description of each Fund's possible investments and strategies. These Guidelines are in the Statement of Additional Information or are available separately. See the back cover of the Prospectus for information about how to receive the Statement of Additional Information or the Investment Guidelines.

         PRINCIPAL RISKS. Investing in mutual funds involves risk and it is possible to lose money on an investment in a Fund. Each Fund is subject to certain risks based on the types of investments in the Fund's portfolio and on the investment strategies the Fund employs. Because each of the Funds has different investments and employs different strategies, each Fund's risk profile is different. Investors should refer to the SUMMARY OF PRINCIPAL RISKS in the Prospectus at page 7 for a discussion of the principal risks of investing in a Fund. See the Statement of Additional Information for more complete information about the risks of specific Fund investments and strategies.

         An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         In many of the Fund summaries that follow, it is noted that a particular Fund will "invest primarily in" a particular type of securities or other assets. Investors should understand that this Prospectus uses the word "invest" to mean not only direct investment in a particular asset but also indirect investment in or exposure to the asset through the use of derivatives and related instruments.

         The Funds are managed and/or meant to be measured relative to a specified benchmark or index. While the Funds may be managed or measured relative to these benchmarks or indexes, the Funds are not managed as "index funds" or "index-plus funds," and the actual composition of a Fund's portfolio may differ substantially from that of its benchmark or index. The benchmark or index against which the Manager measures its performance (the "GMO Benchmark") is listed immediately below the relevant Fund's name under "Fund Objectives and Principal Investment Strategies" and may be changed from time to time. Some general information about the benchmarks and indexes is provided under "Benchmarks and Indexes" later in this Prospectus.

         Each Fund may employ various strategies designed to minimize the impact of taxes on investors' returns. The Manager will seek to control portfolio turnover in order to defer the realization and minimize the distributions of capital gains. The Manager may, when appropriate, sell securities in order to realize capital losses. Losses may be used at various times to offset realized capital gains, thus reducing net capital gains distributions. In addition, when making sales of specific securities, the Manager considers strategies, such as selling securities with the highest cost basis, to minimize capital gains. The Manager also plans to meet redemption requests through in-kind redemptions, that is, to pay the redemption price in whole or in part by a distribution of appreciated securities held by the Fund in lieu of cash. By redeeming a shareholder in-kind with appreciated securities, the Fund will generally not be required to distribute the capital gains in those securities to the shareholders in the Fund. The effect to the redeeming shareholder is the same for federal income tax purposes as a redemption in cash.

         Except for certain policies that are explicitly described as fundamental in this Prospectus or in the Statement of Additional Information, each Fund's investment objective and policies may be changed by the Trustees without shareholder approval.

------------------------------------                   FUND CODES
 GMO TAX-MANAGED U.S. EQUITIES FUND    -------------------------------------
------------------------------------             TICKER   SYMBOL   CUSIP
Fund Inception Date: 7/23/98                     ------   ------ -----------
                                       Class III   n/a     n/a   362008 71 6


                  OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE: The GMO Tax-Managed U.S. Equities Fund seeks high after-tax total return primarily through investment in U.S. equity securities. The Fund's current benchmark is the GMO S&P 500 (After Tax).

INVESTMENT UNIVERSE: The Fund invests primarily in the equity securities of companies chosen from among the 1000 companies with the largest equity capitalization and whose securities are listed on a United States national securities exchange. The Fund may also use derivatives.

PRINCIPAL INVESTMENTS: The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may use exchange-traded and over-the-counter derivatives and related instruments to: (i) hedge equity exposure; (ii) replace direct investing; and (iii) implement shifts in investment exposure as a substitute for buying and selling securities. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets.

METHODOLOGY/PORTFOLIO CONSTRUCTION: The Fund pursues a disciplined long-term value approach that emphasizes high quality companies (those less affected by adverse economic conditions) and undervalued sectors. The Manager uses a macroeconomic approach to analyze and allocate to sectors that represent the best long-term value. The Manager selects individual stocks based, in part, on a proprietary dividend discount model. The Manager then uses a tax-sensitive optimization process to evaluate a stock's return forecast and how much risk the stock adds to the portfolio, and to weigh the risk of the entire portfolio relative to the Fund's benchmark. In addition, the Manager explicitly considers expected transaction costs in the tax-sensitive portfolio optimization.

RISKS: The most significant risks of an investment in the Fund are Market Risk, Derivatives Risk, Leveraging Risk and Credit and Counterparty Risk. For more information about these risks and other principal risks of an investment in the Fund, see "Summary of Principal Risks" on page 7.

No performance information is included in this section because the Fund commenced operations in 1998.

-------------------------------                        FUND CODES
 GMO TAX-MANAGED INTERNATIONAL        ---------------------------------------
 EQUITIES FUND                                  TICKER    SYMBOL    CUSIP
-------------------------------                 ------    ------  -----------
Fund Inception Date:  7/29/98         Class III  GTMIX     n/a    362008 66 6


                  OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE: The GMO Tax-Managed International Equities Fund seeks high after-tax total return primarily through investment in non-U.S. equity securities. The Fund's current benchmark is the GMO EAFE (After Tax).

INVESTMENT UNIVERSE: The Fund invests primarily in the equity securities of companies in developed markets in the MSCI Perspectives universe, which includes issuers in the MSCI EAFE index, small companies and Canadian companies. The Fund may also use derivatives.

PRINCIPAL INVESTMENTS: The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may invest a portion of its assets in securities of emerging markets issuers chosen from the IFC Global Emerging Markets database. The Fund may use exchange-traded and over-the-counter derivatives and related instruments to: (i) hedge equity exposure; (ii) replace direct investing; (iii) implement shifts in investment exposure as a substitute for selling and buying securities; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

METHODOLOGY/PORTFOLIO CONSTRUCTION: The Fund pursues a disciplined long-term value approach that emphasizes high quality companies (those less affected by adverse economic conditions). The Manager uses a macroeconomic approach to analyze and allocate to countries, sectors and currencies that represent the best long-term value. The Manager selects individual stocks based, in part, on a proprietary dividend discount model. The Manager then uses a tax-sensitive optimization process to weigh the trade off between a stock's return forecast and how much risk the stock adds to the portfolio, the risk and forecasted return of all active currency positions and the risk of the entire portfolio relative to the Fund's benchmark. In addition, the Manager explicitly considers expected transaction costs in the tax-sensitive portfolio optimization.

RISKS: The most significant risks of an investment in GMO Tax-Managed International Equities Fund are Market Risk, Derivatives Risk, Foreign Investment Risk, Currency Risk, Leveraging Risk and Credit and Counterparty Risk. For more information about these risks and other principal risks of an investment in the Fund, see "Summary of Principal Risks" on page 7.

No performance information is included in this section because the Fund commenced operations in 1998.

--------------------------------------                     FUND CODES
 GMO TAX-MANAGED SMALL COMPANIES FUND    -----------------------------------
--------------------------------------              TICKER   SYMBOL    CUSIP
Fund Inception Date: 6/1/99                         ------   ------    -----
                                         Class III    n/a     n/a       n/a


                  OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE: The GMO Tax-Managed Small Companies Fund seeks to maximize after-tax total return through investment in a portfolio of common stocks of smaller companies primarily traded in the U.S. The Fund's current benchmark is the Russell 2500 Index.

INVESTMENT UNIVERSE: The Fund invests primarily in the equity securities of companies included in, or with total market capitalizations similar to those companies included in, the Russell 2500 Index ("small companies"). The Russell 2500 Index is comprised of the smaller companies among the largest U.S. companies. These small companies have average market capitalizations of less than $1 billion. Companies in the Fund's portfolio may have market capitalizations that are larger or smaller. The Fund may also use derivatives.

PRINCIPAL INVESTMENTS: The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may use exchange-traded and over-the-counter derivatives and related instruments to: (i) hedge equity exposure; (ii) replace direct investing; and (iii) implement shifts in investment exposure as a substitute for buying and selling securities. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets.

METHODOLOGY/PORTFOLIO CONSTRUCTION: The Manager uses fundamental, quantitative and tax-sensitive analysis to construct the Fund's portfolio. The Manager analyzes the U.S. market sectors to identify those sectors it believes represent the best long-term value. The Manager then selects companies for the portfolio based on a value-driven analysis of several factors including:

- Price to fair value (GMO's proprietary tax-aware dividend discount model), which indicates the discounted net present value of future earnings, cash flows, and dividends after taxes which can flow to shareholders over time.

- Price to book value, which compares a stock's current market value with the amount shareholders would theoretically receive if the company liquidated.

The Manager always considers the tax effects to the Fund of proposed portfolio trades. The Manager also considers strategies such as selling securities with the highest cost basis to minimize capital gains, or selling securities to realize capital losses.

RISKS: The most significant risks of an investment in the Fund are Market Risk, Derivatives Risk, Smaller Company Risk, Leveraging Risk and Credit and Counterparty Risk. For more information about these risks and other principal risks of an investment in the Fund, see "Summary of Principal Risks" on page 7.

No performance information is included in this section because the Fund commenced operations in 1999.

                           SUMMARY OF PRINCIPAL RISKS

         The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values, and you can lose money by investing in the Funds. Factors that may affect a particular Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks but is not intended to include every potential risk. The Funds could be subject to additional principal risks because the types of investments made by each Fund change over time. The "Investment Guidelines" for each Fund set forth in the Statement of Additional Information include more information about the Funds and their investments. Copies of the Investment Guidelines and copies of the complete Statement of Additional Information are available free of charge by contacting the Manager.

         - MARKET RISK. All of the Funds are subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by a Fund. The following summarizes certain general market risks associated with investments in equity securities.

         EQUITY SECURITIES. A principal risk of each Fund is that the equity securities held by the Fund will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

         The Funds maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects the Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.

         Value Securities Risk. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what is believed to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. Such companies may have experienced adverse business developments or may be subject to special risks. Other factors may also have caused their securities to be out of favor. However, these securities bear the risk that the companies may not overcome the adversity or that the market does not recognize the value of the company, such that the price of the securities may decline or may not approach the value that the Manager anticipates. Since value criteria are used extensively by the Manager with each Fund, each Fund will be exposed to these risks.

         Growth Securities Risk. Some equity securities (generally known as "growth securities") are purchased primarily because it is believed that the companies issuing the securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. As a general rule, growth securities often are more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. Each of the Funds may invest to a significant extent in growth securities, and therefore each Fund is subject to these risks.

          - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that a Fund may be prevented from selling particular securities at the price at which the Fund values them. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

         - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in smaller, less seasoned companies may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with larger, more established companies. Each Fund may invest to a significant extent in the securities of smaller companies. The Tax-Managed Small Companies Fund invests primarily in the securities of smaller companies and therefore these risks may be particularly pronounced for this Fund.

         - DERIVATIVES RISK. The Funds may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Funds may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. The Funds may also use derivatives as a way to efficiently adjust the exposure of the Funds to various securities, indexes and currencies without actually selling current assets and purchasing different assets. This is generally done either because the adjustment is expected to be relatively temporary or in anticipation of effecting the sales and purchases of Fund assets over time. For a description of the various derivative instruments that may be utilized by the Funds, please see "Description and Risks of Fund Investments" and "Investment Guidelines" in the Statement of Additional Information.

         The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

         - FOREIGN INVESTMENT RISK. Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a Fund's investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities.

         While all of the Funds are exposed to these risks to some extent, these risks will be particularly pronounced for the Tax-Managed International Equities Fund, which expects to invest a significant portion of its assets in foreign securities.

         - CURRENCY RISK. Currency risk is the risk that fluctuations in the exchange rates may negatively affect the value of a Fund's investments. Currency risk includes both the risk that currencies in which a Fund's investments are denominated or currencies in which a Fund has taken an active investment position will decline in value relative to the U.S. Dollar and, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

         The Tax-Managed International Equity Fund may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. In the case of cross-hedging positions, currency risk also includes the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy-hedge. This Fund may also take active currency positions and may cross-hedge currency exposure represented by its securities exposure into another foreign currency. This may result in the Fund's currency exposure being substantially different than that suggested by its securities investments.

          All Funds that invest or trade in foreign currencies or in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the Tax-Managed International Equities Fund, which regularly enters into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and over-the-counter ("OTC") foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk in addition to currency risk as described below under "Leveraging Risk."

         - NON-DIVERSIFICATION RISK. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. None of the Funds are "diversified" within the meaning of the 1940 Act. This means they are permitted to invest in a relatively small number of issuers and/or foreign currencies with greater concentration of risk.

         - LEVERAGING RISK. Each Fund's portfolio may at times be economically leveraged when the Fund temporarily borrows money to meet redemption requests and/or to settle investment transactions.

         Additionally, the Funds may invest in derivatives and may enter into reverse repurchase agreements. While none of the Funds intend to use derivatives to create net exposure to securities, currencies or other assets in amounts greater than the total assets of the relevant Fund, the Funds will often consider derivative instruments as offsetting one another or other assets such that only the net difference in the value of the derivatives and/or assets that are offsetting will be considered for these purposes. In these cases, to the extent that the offsetting positions do not behave in relation to one another as expected, the Funds may perform as if they were leveraged.

         This same compounding of risks can occur in the Tax-Managed International Equities Fund, which may take on simultaneous long and short positions in different currencies. While these long and short positions are managed such that the Fund's net investment in foreign currency does not exceed the Fund's net assets, a lack of correlation between currencies (which may or may not be anticipated by the Manager) may expose more than one hundred percent of the Fund's assets to currency risk. Similarly, the Funds may take long and short positions on equity securities and/or "baskets" of equity securities, including simultaneous positions through the use of a single derivative instrument such as a swap contract or other over-the-counter derivative instrument. A lack of correlation between the equity securities that are the subject of these instruments (which may or may not be anticipated by the Manager) could expose more than 100% of the Fund's portfolio to equity securities risk.

         - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or to otherwise honor its obligations.

         Although the Funds do not expect to have a significant portion of their portfolios invested in fixed income securities, the Funds are nonetheless exposed to credit risk because they may make substantial use of OTC derivatives (such as forward foreign currency contracts and swap contracts) and because they may engage to a significant extent in the lending of Fund securities or use of repurchase agreements.

         - MANAGEMENT RISK. Each Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. As noted above, the Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. As indicated above, however, the Funds are generally not subject to the risk of market timing because they generally stay fully invested in the relevant asset class, such as domestic equities and foreign equities.

         - SPECIAL YEAR 2000 RISK CONSIDERATIONS. Many of the services provided to the Funds depend on the proper functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the Funds' service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. GMO, as well as the Funds' administrator, transfer agent, custodian and other service providers, have reported that each is working toward mitigating the risks associated with the "Year 2000 problem." However, there can be no assurance that the problems will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the Year 2000 problem will not have an adverse effect on the entities whose securities are held by the Fund or on U.S. or global markets generally.

                                FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of a Fund.

---------------- ------------------------------ ---------------------------------------------------------------------------------
    GMO FUND              PURCHASE AND                                   ANNUAL FUND OPERATING EXPENSES
      NAME              REDEMPTION FEES                           (expenses that are deducted from Fund assets)
                 (fees paid directly to Fund at
                     purchase or redemption)
---------------- ------------- ---------------- ------------ -------------- ----------- ----------- ---------------- ------------
                      Cash        Redemption     Investment   Shareholder      Other       TOTAL        Expense          NET
                    Purchase         Fees        Management  Service Fee(3)   Expenses   OPERATING  Reimbursement(5)   EXPENSES
                    Premium       (as a % of        Fee                                  EXPENSES
                    (as a %         amount
                   of amount       redeemed)
                  invested)(1)
---------------- ------------- ---------------- ------------ -------------- ----------- ----------- ---------------- ------------
  Tax-Managed       0.14%(2)         None          0.33%         0.15%         1.29%       1.77%         1.29%          0.48%
 U.S. Equities
Fund - Class III
---------------- ------------- ---------------- ------------ -------------- ----------- ----------- ---------------- ------------
  Tax-Managed       0.60%(2)         None          0.54%         0.15%         2.16%       2.85%         2.16%          0.69%
 International
Equities Fund -
  Class III
---------------- ------------- ---------------- ------------ -------------- ----------- ----------- ---------------- ------------
  Tax-Managed       0.50%(2)         None          0.55%         0.15%         0.20%(4)    0.90%         0.20%          0.70%
Small Companies
Fund - Class III
---------------- ------------- ---------------- ------------ -------------- ----------- ----------- ---------------- ------------


NOTES TO FEES AND EXPENSES

1. Purchase premiums fees generally apply only to cash transactions. These fees are paid to and retained by the Fund itself and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. The Manager may reduce these fees in certain limited circumstances described below.

         Normally, no purchase premium is charged with respect to in-kind purchases of Fund shares. However, in the case of in-kind purchases involving transfers of large positions in markets where the cost of re-registration and/or other transfer expenses are high, the Tax-Managed International Equities Fund may charge a premium of up to 0.10% on in-kind purchases.

2. The purchase premium for this Fund may generally not be waived due to offsetting transactions, and may be waived in only rare circumstances. The premium will only be waived for this Fund (i) if the purchase is part of a transfer from another Fund where the Manager is able to transfer securities among the Funds as part of effecting the transaction, (ii) during periods (expected to exist only rarely) when the Manager determines that the Fund is either substantially overweighted or underweighted with respect to its cash position so that a purchase will not require a securities transaction or (iii) in certain other instances (not including offsetting transactions) where it is compelling to the Manager that the purchase will not result in transaction costs to the Fund. Any waiver with respect to this Fund must be arranged in advance with the Manager.

3. Shareholder Service Fee ("SSF") paid to GMO for providing client services and reporting services. The level of SSF is the sole economic distinction between the various classes of Fund shares. A lower SSF for larger investments reflects that the cost of servicing client accounts is lower for larger accounts when expressed as a percentage of the account.

4.       Based on estimated amounts for the Fund's first fiscal year.

5. The Manager has contractually agreed to reimburse each Fund with respect to certain Fund expenses through at least June 30, 2000 to the extent that the Fund's total annual operating expenses (excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes) would otherwise exceed the percentage of that Fund's daily net assets set forth under the heading "Investment Management Fee" for each Fund.


                                    EXAMPLES

The examples below illustrate the expenses you would incur on a $10,000 investment over the stated periods, assuming your investment had a 5% return each year and the Fund's operating expenses remained the same. The examples are for comparative purposes only; they do not represent past or future expenses or performance, and your actual expenses and performance may be higher or lower. Except as otherwise noted, the expenses shown assume no reimbursement of expenses by the Manager.

----------------------------------- ---------------------------------------------- ----------------------------------------------
                                                      EXAMPLE 1:
                                           Assuming you redeem your shares                           EXAMPLE 2:
GMO FUND NAME                                 At the end of each period                Assuming you do not redeem your shares
----------------------------------- ---------------------------------------------- ----------------------------------------------
                                           1 Year         3 Years 5 Years 10 Years         1 Year        3 Years 5 Years 10 Years
                                    (after reimbursement)                          (after reimbursement)
----------------------------------- --------------------- ------- ------- -------- --------------------- ------- ------- --------
Tax-Managed U.S Equities Fund -
Class III                                   $ 63           $445    $  851  $1,988          $ 63           $445    $  851  $1,988
----------------------------------- --------------------- ------- ------- -------- --------------------- ------- ------- --------
Tax-Managed International Equities
Fund - Class III                            $130           $734    $1,364  $3,062          $130           $734    $1,364  $3,062
----------------------------------- --------------------- ------- ------- -------- --------------------- ------- ------- --------
Tax-Managed Small Companies Fund -
Class III                                   $121           $316     n/a     n/a            $121           $316     n/a     n/a
----------------------------------- --------------------- ------- ------- -------- --------------------- ------- ------- --------

                             BENCHMARKS AND INDEXES

         For each of the Funds, the GMO benchmark differs from the broad-based index that the SEC requires each Fund to use in the average annual return table in that it is measured on an "after tax" basis. This means that the Manager measures the relevant Fund's after tax performance against the Manager's calculation of the after tax performance of the relevant benchmark. Some general information about each benchmark and index referred to in this Prospectus is provided in the table below.

----------------------- -------------------------- ---------------------- ----------------------------------------------------------
     ABBREVIATION               FULL NAME           SPONSOR OR PUBLISHER                         DESCRIPTION
----------------------- -------------------------- ---------------------- ----------------------------------------------------------
GMO S&P 500 (After Tax) GMO S&P 500 Index (After   GMO                    GMO calculates this index by applying a 40% tax (credit)
                        Tax)                                              on short-term realized capital gains (losses), a 40% tax
                                                                          on income, and a 20% tax (credit) on long-term realized
                                                                          capital gains (losses) on the securities comprising the
                                                                          S&P 500 Index
----------------------- -------------------------- ---------------------- ----------------------------------------------------------
GMO EAFE (After Tax)    GMO EAFE Index (After Tax) GMO                    GMO calculates this index by applying a 40% tax (credit)
                                                                          on short-term realized capital gains (losses), a 40% tax
                                                                          on income, and a 20% tax (credit) on long-term realized
                                                                          capital gains (losses) on the securities comprising the
                                                                          MSCI EAFE Index
----------------------- -------------------------- ---------------------- ----------------------------------------------------------
GMO Russell 2500 Index  GMO Russell 2500 Index     GMO                    GMO calculates this index by applying a 40% tax (credit)
(After Tax)             (After Tax)                                       on short-term realized capital gains (losses), a 40% tax
                                                                          on income, and a 20% tax (credit) on long-term realized
                                                                          capital gains (losses) on the securities comprising the
                                                                          Russell 2500 Index. The Russell 2500 Index is an
                                                                          independently maintained and published index composed of
                                                                          the 2,500 smallest companies in the Russell 3000 Index
                                                                          (which in turn measures the performance of the 3,000
                                                                          largest U.S. companies based on total market
                                                                          capitalization; these 3,000 companies represent
                                                                          approximately 98% of the investable U.S. equity market),
                                                                          which represents approximately 22% of the total market
                                                                          capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was
                                                                          approximately $931.0 million; the median market
                                                                          capitalization was approximately $630.0 million. The
                                                                          largest company in the index had an approximate market
                                                                          capitalization of $3.7 billion.
----------------------- -------------------------- ---------------------- ----------------------------------------------------------

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of a share is determined for each Fund once on each day on which the New York Stock Exchange is open for regular business, except that a Fund may not determine its net asset value on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the relevant Fund. Net asset value is determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. New York City Time. A Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day or, if there is no such reported sale, at the most recent quoted bid price. However, for those securities that are listed on an exchange but that exchange is less relevant in determining the market value of such securities than is the private market, a broker bid will be used. Criteria for relevance include where the securities are principally traded and what their intended market for disposition is. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, unless circumstances dictate otherwise. Circumstances may dictate otherwise, among other times, when the issuer's creditworthiness has become impaired.

         All other fixed income securities (which include bonds, loans and structured notes) and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. While the Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. However, the Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has the power to override any price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to suspect that a price supplied may not be reliable.

         Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or persons acting at their direction. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees may determine in computing net asset value.

         Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the Funds' net asset value. If an event materially affecting the value of such foreign securities occurs during such period, then such securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction.

         Because foreign securities, options on foreign securities and foreign futures are quoted in foreign currencies, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of shares of the Funds even though there has not been any change in the values of such securities and options measured in terms of the foreign currencies in which they are denominated.

                   SPECIAL INFORMATION ON REDEMPTIONS IN KIND

         General information relating to the purchase and redemption of Fund shares is contained in the GMO Trust Shareholder's Manual. In addition, investors in the Tax-Managed Funds should be aware that they may be more likely to have a redemption request honored "in kind" than shareholders of other funds. More specifically, if the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "Determination of Net Asset Value." Securities distributed by a Fund in kind will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Any in kind redemptions will be of readily marketable securities to the extent available. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

                                      TAXES

         The following is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents or domestic corporations. Shareholders should consult their own tax advisors about the precise tax consequences of an investment in a Fund in light of each shareholder's particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

- Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

- Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested shares. Properly designated Fund distributions derived from net long-term capital gains will be taxable as such (generally at a 20% rate for noncorporate shareholders). Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, shareholders should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Shareholders purchasing shares just prior to a taxable distribution will receive a return of investment upon distribution that nevertheless will be taxable to them.

- A Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends or interest. In that case, such Fund's yield on those securities would be decreased. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

- In addition, a Fund's investments in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation indexed bonds) may increase or accelerate such Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of such Fund's distributions and may cause such Fund to liquidate other investments to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

- Any gain resulting from the sale or exchange of your shares, including a redemption in kind, will generally also be subject to tax.

                             MANAGEMENT OF THE TRUST

         The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 (the "Manager" or "GMO") which provides investment advisory services to a substantial number of institutional and other investors. Each of the following four members holds a greater than 5% interest in the Manager: R. Jeremy Grantham, Richard A. Mayo, Eyk H.A. Van Otterloo and Kingsley Durant.

         Under separate Management Contracts with each Fund, the Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

         Each Management Contract provides for payment to the Manager of a management fee at the stated annual rates set forth under "Fees and Expenses." The management fee is computed and accrued daily, and paid monthly. In addition, with respect to each Fund, the Manager has contractually agreed to reimburse each Fund and to bear certain Fund expenses until at least June 30, 2000 in order to limit each Fund's annual expenses to specified limits (with certain exclusions). These limits and the terms applicable to them are described under "Fees and Expenses."

         Mr. R. Jeremy Grantham and Mr. Nardin Baker have been primarily responsible for the day-to-day management of the Tax-Managed U.S. Equities Fund and the Tax-Managed International Equities Fund since the Funds' inception in 1998. Mr. Grantham, Mr. Baker and Mr. Christopher Darnell have been primarily responsible for the day-to-day management of the Tax-Managed Small Companies Fund since the Fund's inception in 1999. Mr. Grantham is a founding partner of the Manager, currently serves as a member of the Manager, and has been engaged by the Manager in portfolio management since the Manager's inception in 1977. Mr. Baker has been engaged by the Manager in portfolio management since 1995. Before that, Mr. Baker was the Director of the Quantitative Equity group at National Investment Services. Mr. Darnell joined the Manager in 1984, currently serves as a member of the Manager, and has been engaged by the Manager in portfolio management since 1984.

         Pursuant to a Servicing Agreement with the Trust on behalf of each class of shares of each Fund of the Trust, GMO, in its capacity as the Trust's shareholder servicer (the "Shareholder Servicer"), provides direct client service, maintenance and reporting to shareholders of each class of shares. Such servicing and reporting services include, without limitation, professional and informative reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in the correction and maintenance of client-related information.

                              FINANCIAL HIGHLIGHTS
             (For a Share outstanding throughout each period shown)

                                                          CLASS III SHARES
TAX-MANAGED U.S. EQUITIES FUND                        Period from July 23, 1998
                                                    (commencement of operations)
                                                      through February 28, 1999
                                                      -------------------------
Net asset value, beginning of period............................$10.00
Income from investment operations:
    Net investment income.......................................  0.09
    Net realized and unrealized gain............................  0.65
                                                                ------
          Total from investment operations......................  0.74
                                                                ------
Less distributions to shareholders:
     From net investment income................................. (0.07)
                                                                ------
          Total distributions................................... (0.07)
                                                                ------
Net asset value, end of period..................................$10.67
                                                                ======
Total Return (a)................................................  7.48%
Ratios/Supplemental Data:
     Net assets, end of period (000's)..........................$8,116
     Net expenses to average daily net assets...................  0.48%*
     Net investment income to average daily net
       assets...................................................  1.30%*
     Portfolio turnover rate....................................    33%
Fees and expenses voluntarily waived or borne by the
  Manager consisted of the following per share amount:..........$ 0.10

* Annualized.
(a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.

The financial highlight tables are intended to help you understand each Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                          CLASS III SHARES
TAX-MANAGED U.S. INTERNATIONAL EQUITIES FUND          Period from July 29, 1998
                                                    (commencement of operations)
                                                      through February 28, 1999
                                                      -------------------------
Net asset value, beginning of period...........................$ 10.00
Income (loss) from investment operations:
    Net investment income......................................   0.04
    Net realized and unrealized loss...........................  (0.28)
          Total from investment operations.....................  (0.24)
Less distributions to shareholders:
     From net investment income................................  (0.04)
     In excess of net investment income........................  (0.01)
          Total distributions..................................  (0.05)
Net asset value, end of period.................................$  9.71
Total Return (a)...............................................  (2.44%)
Ratios/Supplemental Data:
     Net assets, end of period (000's).........................$18,529
     Net expenses to average daily net assets..................   0.69%*
     Net investment income to average daily net
       assets..................................................   0.87%*
     Portfolio turnover rate...................................     20%
Fees and expenses voluntarily waived or borne by the
  Manager consisted of the following per share amount:.........$  0.12

* Annualized
(a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.

The financial highlight tables are intended to help you understand each Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                             ADDITIONAL INFORMATION

         Additional information about each Fund's investments is available in the relevant Fund's annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The most recent annual and semi-annual reports, the Funds' Statement of Additional Information dated October 18, 1999, as revised from time to time (the "Statement"), and the Fund's Investment Guidelines are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement, which contains more detailed information about each Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus.

         Information about each Fund (including the Statement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


                          PURCHASE AND SALE INFORMATION

         Information regarding the purchase and sale of Fund shares and eligibility requirements for other classes of shares is contained in a separate document, the GMO Trust Shareholder's Manual. The Manual accompanies this Prospectus, has been filed with the SEC and is incorporated by reference into this Prospectus. Additional copies of the Manual are available free of charge by contacting the Manager.


                              SHAREHOLDER INQUIRIES

                       Shareholders may request additional
                    information from and direct inquiries to:

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC,
                        40 ROWES WHARF, BOSTON, MA 02110
                          (617) 346-7646 (CALL COLLECT)


                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

                       GMO TAX-MANAGED U.S. EQUITIES FUND
                   GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
                      GMO TAX-MANAGED SMALL COMPANIES FUND


                       STATEMENT OF ADDITIONAL INFORMATION


                                October 18, 1999












This Statement of Additional Information is not a prospectus. It relates to the combined GMO Tax-Managed U.S. Tax-Managed Equities, GMO Tax-Managed International Equities Fund and GMO Tax-Managed Small Companies Fund Prospectus dated October 18, 1999, as amended from time to time (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus (including the GMO Trust Shareholder's Manual dated October 18, 1999) is incorporated by reference into this Statement of Additional Information. The Prospectus and Shareholder's Manual may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at (617) 346-7646.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

INVESTMENT OBJECTIVES AND POLICIES.............................................1

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS.....................................1

INVESTMENT RESTRICTIONS.......................................................24

MANAGEMENT OF THE TRUST.......................................................26

INVESTMENT ADVISORY AND OTHER SERVICES........................................29

PORTFOLIO TRANSACTIONS........................................................31

DETERMINATION OF NET ASSET VALUE .............................................33

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES..............................33

VOTING RIGHTS.................................................................34

SHAREHOLDER AND TRUSTEE LIABILITY.............................................35

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES..........................37

DISTRIBUTIONS.................................................................38

TAXES.........................................................................38

PERFORMANCE INFORMATION.......................................................43

INVESTMENT GUIDELINES.........................................................45

FINANCIAL STATEMENTS..........................................................60

SPECIMEN PRICE-MAKE-UP SHEET..................................................60

                       INVESTMENT OBJECTIVES AND POLICIES

         The principal strategies and risks of investing in the GMO Tax-Managed U.S. Equities Fund, GMO Tax-Managed Equities International Equities Fund and GMO Tax-Managed Small Companies Fund (each a "Fund" and together the "Funds") are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

         The following is a detailed description of the various investment practices in which the Funds may engage and the risks associated with their use. Each Fund may not necessarily engage in all practices described below. Please refer to "Fund Objectives and Principal Investment Strategies" in the Prospectus and "Investment Guidelines" in this Statement of Additional Information for additional information regarding which practices a particular Fund may engage in.

PORTFOLIO TURNOVER

         The after-tax impact of portfolio turnover will be considered when making investment decisions for the Funds. The historical portfolio turnover rates for each Fund are shown under the heading "Financial Highlights" in the Prospectus, except for the GMO Tax-Managed Small Companies Fund, which commenced operations in 1999.

         In any particular year, market conditions may well result in greater rates than are presently anticipated. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and may involve realization of capital gains that would be taxable when distributed to shareholders of the relevant Fund unless such shareholders are themselves exempt. See "Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are typically taxed to shareholders at ordinary income tax rates.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

         The Funds are "non-diversified" funds under the 1940 Act, and as such are not required to satisfy the "diversified" fund requirement set forth in the 1940 Act. As non-diversified funds, each of the Funds is permitted to (but not required to) invest a higher percentage of its assets in the securities of fewer issuers, relative to diversified funds. Such concentration could increase the risk of loss to each Fund should there be a decline in the market value of any one portfolio security, relative to diversified funds. Investment in a non-diversified fund may therefore entail greater risks than investment in a diversified fund. Each Fund, however, must meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended.

CERTAIN RISKS OF FOREIGN INVESTMENTS

         GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.

         EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the U.S. and developed foreign securities markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign securities markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

         In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

         INVESTMENTS IN ASIA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Tax-Managed International Equities Fund in Asia involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development ranging from emerging market to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may impact other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt-crisis or a decline in currency valuation in one country can spread to other countries.

         Investments in Asia are susceptible to political and social factors affecting issuers in Asian countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available. Restrictions on direct foreign investments in securities markets also exist in some countries. For example, Taiwan permits foreign investment only through authorized qualified foreign institutional investors. The recent return of Hong Kong to China will continue to affect the region.

         Some countries in the region are heavily dependent upon foreign trade. The economies of some Asian countries are not diversified and are based upon only a few commodities or industries. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets.

         In the latter half of 1997, the region began experiencing increased market volatility and declines in foreign currency exchange rates. Fluctuation in currency exchange rates can affect a country's ability to service its debt. Currency fluctuation will affect the value of the securities in the Fund's portfolio because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar.

         DIRECT INVESTMENT IN RUSSIAN SECURITIES. The Tax-Managed International Equities Fund may invest directly in securities of Russian issuers. Investment in securities of such issuers presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the immediately preceding section. However, the political, legal and operational risks of investing in Russian issuers, and of having assets custodied within Russia, may be particularly acute.

         A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When the Fund invests in a

Russian issuer, it will receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

SECURITIES LENDING

         A Fund may make secured loans of portfolio securities amounting to not more than one-third of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or liquid securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest the Fund would have received had the securities not been lent. If the loan is collateralized by liquid securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the securities involved. The Manager has retained lending agents on behalf of the Funds that are compensated based on a percentage of each Fund's return on the securities lending activity. The Funds also pay various fees in connection with such loans including shipping fees and reasonable custodian fees approved by the Trustees of the Trust or persons acting pursuant to direction of the Board.

DEPOSITORY RECEIPTS

         A Fund may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with the Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

         A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

FUTURES AND OPTIONS

The Funds may use futures and options for various purposes. Such transactions may involve options, futures and related options on futures contracts, and those instruments may relate to particular equity and fixed income securities, equity and fixed income indexes, and foreign currencies. The Funds may also enter into a combination of long and short positions (including spreads and straddles) for a variety of investment strategies, including protecting against changes in certain yield relationships.

         The use of futures contracts, option contracts and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of futures, options and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options and options on futures and the costs of these transactions will affect a Fund's performance.

OPTIONS. As has been noted above, the Funds (1) may enter into contracts giving third parties the right to buy the Fund's portfolio securities for a fixed price at a future date (writing "covered call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date (writing "covered put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

WRITING COVERED OPTIONS. A Fund may seek to increase its return by writing covered call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

         Each such Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if a Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

         A call option on a security is "covered" if the relevant Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian. A call option on an index is "covered" if a Fund maintains cash, U.S. Government Securities or other liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, U.S. Government Securities or other liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

         Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or high grade debt obligations. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

         A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

         The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

RISK FACTORS IN OPTIONS TRANSACTIONS. The option writer has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

         An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if a Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

         The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Funds, the Manager and other clients of the Manager may be considered to be such a group. These position limits may restrict a Fund's ability to purchase or sell options on a particular security.

         The amount of risk a Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Under U.S. law, futures contracts on individual equity securities are not permitted.

         The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash or U.S. Government Securities generally not exceeding 5% of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

         In most cases futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

         The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

INDEX FUTURES. Each of the Funds may purchase futures contracts on various securities indexes ("Index Futures"). For example, the Tax-Managed U.S. Equities Fund and the Tax-Managed Small Companies Fund may purchase Index Futures on such domestic stock indexes as the Manager may deem appropriate, and the The Tax-Managed International Equities Fund may purchase Index Futures on such foreign stock indexes as the Manager may deem appropriate, including those which trade outside the United States. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC.

         An Index Future may call for "physical delivery" or be "cash settled." An Index Future that calls for physical delivery is a contract to buy an integral number of units of the particular securities index at a specified future date at a price agreed upon when the contract is made. A unit is the value from time to time of the relevant index. While a Fund that purchases an Index Future that calls for physical delivery is obligated to pay the face amount on the stated date, such an Index Future may be closed out on that date or any earlier date by selling an Index Future with the same face amount and contract date. This will terminate the Fund's position and the Fund will realize a profit or a loss based on the difference between the cost of purchasing the original Index Future and the price obtained from selling the closing Index Future. The amount of the profit or loss is determined by the change in the value of the relevant index while the Index Future was held.

         For example, if the value of a unit of a particular index were $1,000, a contract to purchase 500 units would be worth $500,000 (500 units x $1,000). The Index Futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the relevant index at the expiration of the contract. For example, if a Fund enters into one futures contract to buy 500 units of an index at a specified future date at a contract price of $1,000 per unit and the index is at $1,010 on that future date, the Fund will gain $5,000 (500 units x gain of $10).

         Index Futures that are "cash settled" provide by their terms for settlement on a net basis reflecting changes in the value of the underlying index. Thus, the purchaser of such an Index Future is never obligated to pay the face amount of the contract. The net payment obligation may in fact be very small in relation to the face amount.

         A Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day) with settlement made, in the case of S&P 500 Index Futures, with the Commodities Clearing House. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

         The price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Futures relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Funds' use of options on currency futures.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security) or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

         A hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

         A Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing. In such instances, it is possible that the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

         The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

         The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

         Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

USES OF OPTIONS, FUTURES AND OPTIONS ON FUTURES

RISK MANAGEMENT. When futures and options on futures are used for risk management, a Fund will generally take long positions (e.g., purchase call options, futures contracts or options thereon) in order to increase the Fund's exposure to a particular market, market segment or foreign currency. For example, if a Fund holds a portfolio of stocks with an average volatility (beta) lower than that of the Fund's benchmark securities index as a whole (deemed to be 1.00), the Fund may purchase Index Futures to increase its average volatility to 1.00. In the case of futures and options on futures, a Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract markets. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when a Fund does not segregate assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit. As a result, the value of the Fund's portfolio will generally be more volatile than the value of comparable portfolios which do not engage in risk management transactions. A Fund will not, however, use futures and options on futures to obtain greater volatility than it could obtain through direct investment in securities; that is, a Fund will not normally engage in risk management to increase the average volatility (beta) of that Fund's portfolio above 1.00, the level of risk (as measured by volatility) that would be present if the Fund were fully invested in the securities comprising the relevant index. However, a Fund may invest in futures and options on futures without regard to this limitation if the face value of such investments, when aggregated with the Index Futures, equity swaps and contracts for differences as described below does not exceed 10% of a Fund's assets.

HEDGING. To the extent indicated elsewhere, a Fund may also enter into options and futures contracts and buy and sell options on futures for hedging. For example, a Fund may sell equity index futures if it wants to hedge its equity securities against a general decline in the relevant equity market(s). The Funds may also use futures contracts in anticipatory hedge transactions by taking a long position in a futures contract with respect to a security, index or foreign currency that a Fund intends to purchase (or whose value is expected to correlate closely with the security or currency to be purchased) pending receipt of cash from other transactions to be used for the actual purchase. Then if the cost of the security or foreign currency to be purchased by the Fund increases and if the anticipatory hedge is effective, that increased cost should be offset, at least in part, by the value of the futures contract. Options on futures contracts may be used for hedging as well. For example, if the value of a fixed-income security in a Fund's portfolio is expected to decline as a result of an increase in rates, the Fund might purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, for anticipatory hedging, a Fund may purchase call options or write put options as a substitute for the purchase of futures contracts. See "Foreign Currency Transactions" below for more information regarding the currency hedging practices of the Funds.

INVESTMENT PURPOSES. To the extent indicated elsewhere, a Fund may also enter into futures contracts and buy and sell options thereon for investment. For example, a Fund may invest in futures when its Manager believes that there are not enough attractive securities available to maintain the standards of diversity and liquidity set for a Fund pending investment in such securities if or when they do become available. Through this use of futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. This use may also permit a Fund to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by the Fund.

         When any Fund purchases futures contracts for investment, it will maintain cash, U.S. Government Securities or other liquid assets in a segregated account with its custodian in an amount which, together with the initial and variation margin deposited on the futures contracts, is equal to the face value of the futures contracts at all times while the futures contracts are held.

         Incidental to other transactions in fixed income securities, for investment purposes a Fund may also combine futures contracts or options on fixed income securities with cash, cash equivalent investments or other fixed income securities in order to create "synthetic" bonds which approximate desired risk and return profiles. This may be done where a "non-synthetic" security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). A Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics. For greater detail, see "Foreign Currency Transactions" below. When a Fund creates a "synthetic" bond with a futures contract, it will maintain cash, U.S. Government Securities or other liquid assets in a segregated account with its custodian with a value at least equal to the face amount of the futures contract (less the amount of any initial or variation margin on deposit).

SYNTHETIC SALES AND PURCHASES. Futures contracts may also be used to reduce transaction costs associated with short-term restructuring of a Fund's portfolio. For example, if a Fund's portfolio includes stocks of companies with medium-sized equity capitalization and, in the opinion of the Manager, such stocks are likely to underperform larger capitalization stocks, the Fund might sell some or all of its mid-capitalization stocks, buy large capitalization stocks with the proceeds and then, when the expected trend had played out, sell the large capitalization stocks and repurchase the mid-capitalization stocks with the proceeds. In the alternative, a Fund may use futures to achieve a similar result with reduced transaction costs. In that case, the Fund might simultaneously enter into short futures positions on an appropriate index (e.g., the S&P Mid Cap 400 Index) (to synthetically "sell" the stocks in the Fund) and long futures positions on another index (e.g., the S&P 500) (to synthetically "buy" the larger capitalization stocks). When the expected trend has played out, the Fund would then close out both futures contract positions. A Fund will only enter into these combined positions if (1) the short position (adjusted for historic volatility) operates as a hedge of existing portfolio holdings, (2) the face amount of the long futures position is less than or equal to the value of the portfolio securities that the Fund would like to dispose of, (3) the contract settlement date for the short futures position is approximately the same as that for the long futures position and (4) the Fund segregates an amount of cash, U.S. Government Securities and other liquid assets whose value, marked-to-market daily, is equal to the Fund's current obligations in respect of the long futures contract positions. If a Fund uses such combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position. However, the Manager will enter into these combined positions only if the Manager expects that, overall, the Fund will perform as if it had sold the securities hedged by the short position and purchased the securities underlying the long position. A Fund may also use swaps and options on futures to achieve the same objective.

LIMITATIONS ON THE USE OF OPTIONS AND FUTURES PORTFOLIO STRATEGIES. As noted above, the Funds may use futures contracts and related options for hedging and, in some circumstances, for risk management or investment but not for speculation. Thus, except when used for risk management or investment, a Fund's long futures contract positions (less its short positions) together with the Fund's cash (i.e., equity or fixed income) positions will not exceed the Fund's total net assets.

         The Funds' ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

         A Fund may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures and related options. The use of swap contracts and other two-party contracts involves risk.

         SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A Fund will usually enter into swaps on a net basis, i.e., the two returns are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two returns.

         INTEREST RATE AND CURRENCY SWAPS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g., an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

         EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve the exchange of one party's obligation to pay the loss, if any, with respect to a notional amount of a particular equity index (e.g., the S&P 500 Index) plus interest on such notional amount at a designated rate (e.g., the London Inter-Bank Offered Rate) in exchange for the other party's obligation to pay the gain, if any, with respect to the notional amount of such index.

         If a Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had purchased the notional amount of securities comprising the index. A Fund will not use long equity swap contracts to obtain greater volatility than it could obtain through direct investment in securities; that is, a Fund will not normally enter into an equity swap contract to increase the volatility (beta) of the Fund's portfolio above 1.00, the volatility that would be present in the stocks comprising the Fund's benchmark index. However, a Fund may invest in long equity swap contracts without regard to this limitation if the notional amount of such equity swap contracts, when aggregated with the Index Futures as described above and the contracts for differences as described below, does not exceed 10% of the Fund's net assets.

         Contracts for differences are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. As to one of the baskets, the Fund's return is based on theoretical long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. A Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences. A Fund will only enter into contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. A Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, it is possible that the short basket will outperform the long basket resulting in a loss to a Fund, even in circumstances where the securities in both the long and short baskets appreciate in value.

         Except for instances in which a Fund elects to obtain leverage up to the 10% limitation mentioned above, the Funds will maintain cash, U.S. Government Securities or liquid assets in a segregated account with its custodian in an amount equal to the aggregate of net payment obligations on its swap contracts and contracts for differences, marked to market daily.

         A Fund may enter into swaps and contracts for differences for hedging, investment and risk management. When using swaps for hedging, a Fund may enter into an interest rate, currency or equity swap, as the case may be, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For risk management or investment purposes a Fund may also enter into a contract for differences in which the notional amount of the theoretical long position is greater than the notional amount of the theoretical short position. A Fund will not normally enter into a contract for differences to increase the volatility (beta) of the Fund's portfolio above 1.00. However, a Fund may invest in contracts for differences without regard to this limitation if the aggregate amount by which the theoretical long positions of such contracts exceed the theoretical short positions of such contracts, when aggregated with the Index Futures and equity swaps contracts as described above, does not exceed 10% of the Fund's net assets.

         INTEREST RATE CAPS, FLOORS AND COLLARS. A Fund may use interest rate caps, floors and collars for the same purposes or similar purposes as they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. Except when using such contracts for risk management, a Fund will maintain cash, U.S. Government Securities or other liquid assets in a segregated account with its custodian in an amount at least equal to its obligations, if any, under interest rate cap, floor and collar arrangements. As with futures contracts, when a Fund uses notional amount contracts for risk management it is only required to segregate assets equal to its net payment obligation, not the notional amount of the contract. In those cases, the notional amount contract will have the effect of providing a degree of investment leverage similar to the leverage associated with non-segregated futures contracts. A Fund's use of interest rate caps, floors and collars for the same or similar purposes as those for which they use futures contracts and related options presents the same risks and similar opportunities as those associated with futures and related options. Because caps, floors and collars are recent innovations for which standardized documentation has not yet been developed they are deemed by the SEC to be relatively illiquid investments which are subject to each Fund's limitation on investment in illiquid securities.

FOREIGN CURRENCY TRANSACTIONS

         Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, uncertainty surrounds the recent introduction of the "euro" (a common currency unit for the European Union) in January 1999. These and other currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

         A Fund may be permitted to invest in securities denominated in foreign currencies and may buy or sell foreign currencies, deal in forward foreign currency contracts, currency futures contracts and related options and options on currencies. A Fund may use such currency instruments for hedging, investment or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of a Fund and a Fund's performance benchmark.

         Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quality of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

         A Fund may enter into forward contracts for hedging under three circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

         Second, when the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Maintaining a match between the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

         Third, a Fund may engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at reduced cost through the use of a forward foreign currency contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated. By engaging in cross hedging transactions, a Fund assumes the risk of imperfect correlation between the subject currencies. These practices may present risks different from or in addition to the risks associated with investments in foreign currencies.

         A Fund is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. By entering into the above hedging transactions, a Fund may be required to forego the benefits of advantageous changes in the exchange rates.

         A Fund may also enter foreign currency forward contracts for investment and currency risk management. When a Fund uses currency instruments for such purposes, the foreign currency exposure of the Fund may differ substantially from the currencies in which the Fund's investment securities are denominated. However, a Fund's aggregate foreign currency exposure will not normally exceed 100% of the value of the Fund's securities, except that a Fund may use currency instruments without regard to this limitation if the amount of such excess, when aggregated with futures contracts, equity swap contracts and contracts for differences used in similar ways, does not exceed 10% of the Fund's net assets.

         Except to the extent that a Fund may use such contracts for risk management, whenever a Fund enters into a foreign currency forward contract, other than a forward contract entered into for hedging, it will maintain cash, U.S. Government Securities or other liquid assets in a segregated account with its custodian with a value, marked to market daily, equal to the amount of the currency required to be delivered. A Fund's ability to engage in forward contracts may be limited by tax considerations.

         A Fund may use currency futures contracts and related options and options on currencies for the same reasons for which it uses currency forwards. Except to the extent that a Fund may use futures contracts and related options for risk management, a Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash or other liquid assets in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, such Fund will maintain an amount of cash or other liquid assets in a segregated account with its custodian equal in value to the difference. Alternatively, a Fund may cover the call option by owning securities denominated in the currency with a value equal to the face amount of the contract(s) or through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

REPURCHASE AGREEMENTS

         A Fund may enter into repurchase agreements with banks and broker-dealers by which it acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject a Fund to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

         Debt and Other Fixed Income Securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers.

         Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

         Because interest rates vary, it is impossible to predict the future income of a Fund investing in such securities. The net asset value of a Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

TEMPORARY HIGH QUALITY CASH ITEMS

         To the extent noted under "Investment Guidelines," a Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or in connection with the maintenance of a segregated account. These cash items must be of high quality and may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing in high quality money market securities a Fund may seek to minimize credit risk with respect to such investments.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

         U.S. Government Securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of a Fund to enforce its rights against the foreign government issuer.

         Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

         Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

         In addition to investing directly in U.S. Government Securities and Foreign Government Securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

ADJUSTABLE RATE SECURITIES

         Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government Securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

LOWER RATED SECURITIES

         A Fund may invest some or all of its assets in securities rated below investment grade (that is, rated below BBB by Standard & Poor's or below Baa by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Lower Rated Securities"). A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Manager will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

         Lower Rated Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower Rated Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in Lower Rated Securities may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Lower Rated Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Lower Rated Securities. This reduced liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics.

INDEXED SECURITIES
         Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

         Indexed securities in which a Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

         A Fund's investment in indexed securities may also create taxable income in excess of the cash such investments generate. See "Taxes" in the Prospectus.

FIRM COMMITMENTS
         A firm commitment agreement is an agreement with a bank or broker-dealer for the purchase of securities at an agreed-upon price on a specified future date. A Fund may enter into firm commitment agreements with such banks and broker-dealers with respect to any of the instruments eligible for purchase by the Fund. A Fund will only enter into firm commitment arrangements with banks and broker-dealers which the Manager determines present minimal credit risks. A Fund will maintain in a segregated account with its custodian cash, U.S. Government Securities or other liquid assets in an amount equal to the Fund's obligations under firm commitment agreements.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

         A Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

         Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         A Fund which makes such investments will establish segregated accounts with its custodian in which it will maintain cash, U.S. Government Securities or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction with respect to borrowings.

ILLIQUID SECURITIES

         A Fund may purchase "illiquid securities," i.e., securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment, which include securities whose disposition is restricted by securities laws, so long as no more than 15% of net assets would be invested in such illiquid securities. The Funds currently intend to invest in accordance with the SEC staff view that repurchase agreements maturing in more than seven days are illiquid securities. The SEC staff has stated informally that it is of the view that over-the-counter options and securities serving as cover for over-the-counter options are illiquid securities. While the Trust does not agree with this view, it will operate in accordance with any relevant formal guidelines adopted by the SEC.

         In addition, the SEC staff considers equity swap contracts, caps, floors and collars to be illiquid securities. Consequently, while the staff maintains this position, a Fund will not enter into an equity swap contract or a reverse equity swap contract or purchase a cap, floor or collar if, as a result of the investment, the total value (i.e., marked-to-market value) of such investments (without regard to their notional amount) together with that of all other illiquid securities which the Fund owns would exceed 15% of the Fund's total assets.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS:

         Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to such Fund as indicated:

         (1) Borrow money except under the following circumstances: (i) A Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) A Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) A Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund establishes a segregated account with its custodian in which it maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions. Under current pronouncements of the SEC staff, such transactions are not treated as senior securities so long as and to the extent that the Fund establishes a segregated account with its custodian in which it maintains liquid assets, such as cash, U.S. Government Securities or other appropriate assets equal in value to its obligations in respect of these transactions.

         (2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

         (3) Make short sales of securities or maintain a short position for a Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         (4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

         (5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

         (6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of a Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of a Fund's total assets.

         (7) Concentrate more than 25% of the value of its total assets in any one industry.

         (8) Purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial futures contracts and options thereon.

         (9) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness", the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by maintaining certain "segregated accounts." Similarly, so long as such segregated accounts are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by non-fundamental policy (4) below; any borrowing permitted by restriction 1 above; any collateral arrangements with respect to initial and variation margin permitted by non-fundamental policy (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

NON-FUNDAMENTAL RESTRICTIONS:

         It is contrary to the present policies of each Fund which may be changed by the Trustees without shareholder approval, to:

         (1) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

         (2) Make investments for the purpose of gaining control of a company's management.

         (3) Invest more than 15% of net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Section 4(2) or Rule 144A under the Securities Act of 1933 are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

         (4) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of a Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively is not deemed to be a pledge or encumbrance.)

         Except as indicated above in Fundamental Restriction No. 1, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of each Fund (including all policies, restrictions and limitations set forth under "Investment Guidelines") may be changed by the Trust's Trustees without the approval of shareholders.

                             MANAGEMENT OF THE TRUST

         Subject to the provisions of the GMO Declaration of Trust, the business of the GMO Trust (the "Trust") shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may fill vacancies in or remove from their number (including any vacancies created by an increase in the number of Trustees); they may remove from their number with or without cause; they may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

         The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

         R. JEREMY GRANTHAM* (D.O.B. 10/6/38). President-Quantitative and Chairman of the Trustees of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         HARVEY R. MARGOLIS (D.O.B. 12/12/42). Trustee of the Trust. Mathematics Professor, Boston College.

         JAY O. LIGHT (D.O.B. 10/3/41). Trustee of the Trust. Professor of Business Administration, Harvard University; Senior Associate Dean, Harvard University (1988-1992).

         EYK DEL MOL VAN OTTERLOO (D.O.B. 2/27/37). President-International of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         RICHARD MAYO (D.O.B. 6/18/42). President-U.S. Active of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         KINGSLEY DURANT (D.O.B. 1/19/32). Vice President and Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         SUSAN RANDALL HARBERT (D.O.B. 4/25/57). Secretary and Treasurer of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         WILLIAM R. ROYER, ESQ. (D.O.B. 7/20/65). Vice President and Assistant Treasurer of the Trust. General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 1995 - Present). Associate, Ropes & Gray, Boston, Massachusetts (September 1992 - January 1995).

         JUI LAI (D.O.B. 1/21/49). Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         ANN SPRUILL (D.O.B. 8/30/54). Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         ROBERT V. BROKAW, JR. (D.O.B. 10/7/43). Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         FORREST BERKLEY (D.O.B. 4/25/54). Vice President of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         SCOTT ESTON (D.O.B. 1/20/56). Vice President of the Trust. Chief Financial Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC (September 1997 - present). Senior Partner, Coopers & Lybrand (1987 -
         1997).

         ELAINE M. HARTNETT, ESQ. (D.O.B. 2/18/45). Vice President and Clerk of the Trust. Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999-Present). Associate/Junior Partner, Hale and Dorr LLP, Boston, Massachusetts (1991-1999).

         BRENT ARVIDSON (D.O.B. 6/26/69). Assistant Treasurer. Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 1997 - present). Senior Financial Reporting Analyst, John Hancock Funds (August 1996 - September 1997). Account Supervisor/Senior Account Specialist, Investors Bank and Company (June 1993 - August 1996).

*Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO" or the "Manager"), as defined by the 1940 Act.

         The mailing address of each of the officers and Trustees is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. As of June 1, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Tax-Managed U.S. Equities Fund and the Tax-Managed International Equities Fund. As of July 21, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Tax-Managed Small Companies Fund.

         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

         Other than as set forth in the table below, no Trustee or officer of the Trust receives any direct compensation from the Trust or any series thereof:

               NAME OF PERSON,               TOTAL ANNUAL COMPENSATION
                  POSITION                        FROM THE TRUST
               ---------------               -------------------------

         Harvey R. Margolis, Trustee                  $70,000

         Jay O. Light, Trustee                        $70,000

         Messrs. Grantham, Mayo, Van Otterloo, Durant, Lai, Brokaw, Eston and Berkley, and Mses. Harbert and Spruill, as members of the Manager, will benefit from the management fees paid by each Fund of the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACTS

         As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

         As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund with respect to certain Fund expenses through June 30, 2000 to the extent that a Fund's total annual operating expenses (excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, interest expenses, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes) would otherwise exceed a specified percentage of that Fund's daily net assets.

         Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager) and by the relevant

Fund's sole shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract will continue in effect for a period more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

         For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. In the last year the Tax-Managed U.S. Equities Fund and the Tax-Managed International Equities Fund paid the following amounts as Management Fees to the Manager pursuant to the relevant Management Contract:


                                 GROSS          REDUCTION          NET
                                 -----          ---------          ---
TAX-MANAGED
U.S. EQUITIES FUND

Commencement of Operations
(7/23/98) through 2/28/99       $16,961          $16,961           $0


TAX-MANAGED INTERNATIONAL
EQUITIES FUND

Commencement of Operations
(7/29/98) through 2/28/99       $50,861          $50,861           $0


         CUSTODIAL ARRANGEMENTS. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust's custodian on behalf of the Tax-Managed U.S. Equities Fund and the Tax-Managed Small Companies Fund. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian on behalf of the Tax-Managed International Equities Fund. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to the relevant Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the relevant Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of the relevant Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund for which it acts as custodian on a daily basis.

         SHAREHOLDER SERVICE ARRANGEMENTS. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, GMO provides direct client service, maintenance and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

         The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, the Tax-Managed U.S. Equities Fund and the Tax-Managed International Equities Fund paid GMO the amounts set forth in the table below:

                                                    FISCAL YEAR ENDED 2/28/99
                                                    -------------------------

Tax-Managed U.S. Equities Fund                               $ 4,846
Tax-Managed International Equities Fund                      $10,172

         INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

                             PORTFOLIO TRANSACTIONS

         The purchase and sale of portfolio securities for each Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

         Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (a) such securities meet the investment objectives and policies of the Fund; (b) such securities are acquired for investment and not for resale; (c) such securities are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) such securities have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, NASDAQ or a recognized foreign exchange.

         BROKERAGE AND RESEARCH SERVICES. In placing orders for the portfolio transactions of each Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

         Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Tax-Managed U.S. Equity Fund with primary market makers unless better prices or executions are available elsewhere.

         Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of the Funds' portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Funds.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

         During the fiscal year ended February 28, 1999, the Trust paid, on behalf of the Tax-Managed U.S. Equities Fund and the Tax-Managed International Equities Fund, the following amounts in brokerage commissions:

Fund                                                          1999
---------------------------------------                      -------

Tax-Managed U.S. Equities Fund                               $ 5,964
Tax-Managed International Equities Fund                      $27,729

                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each Fund of GMO Trust will be determined on each day the New York Stock Exchange (the "Exchange") is open for regular business as of the close of regular trading on the Exchange, generally 4:00 p.m. New York City Time. However, equity options held by the Funds are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the Funds are priced as of their close of trading at 4:15 p.m. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on February 28/29.

         Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of thirty-nine series, one for each of the Funds described in this Statement of Additional Information, and for each of U.S. Core Fund; Tobacco-Tobacco-Free Core Fund; Value Fund; Growth Fund; U.S. Sector Fund; Small Cap Value Fund; Small Cap Growth Fund; Fundamental Value Fund; REIT Fund; International Core Fund; Currency Hedged International Core Fund; Foreign Fund; International Small Companies Fund; Japan Fund; Emerging Markets Fund; Evolving Countries Fund; Global Properties Fund; Domestic Bond Fund; U.S. Bond/Global Alpha A Fund; U.S. Bond/Global Alpha B Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Term Income Fund; Global Hedged Equity Fund; Inflation Indexed Bond Fund; International Equity Allocation Fund; World Equity Allocation Fund; Global (U.S.+) Equity Allocation Fund; Global Balanced Allocation Fund; International Core Plus Allocation Fund; Emerging Country Debt Share Fund; Pelican Fund; Asia Fund; Tax Managed U. S. Small Cap Fund; and Intrinsic Value Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but there is no present intention to make such charges.

         The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to eight classes of shares for each series of the Trust (except for the Pelican Fund): Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares and Class VIII Shares.

         The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

         On June 1, 1999 the following shareholders held greater than 25% of the outstanding shares of a series of the Trust:

              FUND                                    SHAREHOLDERS
              ----                                    ------------

Tax-Managed U.S. Equities Fund          Dovecote Fund LLC; Bob & Co. FBO Metcalf
Tax-Managed Small Companies Fund        MAC & Co.

         As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.

         Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.

                                  VOTING RIGHTS

         As summarized in the Shareholder Manual, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such affected Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed U.S. Equities Fund as of June 1, 1999:

------------------------------------------ -------------------------------------------------- -----------------------------
                  NAME                                          ADDRESS                               % OWNERSHIP
------------------------------------------ -------------------------------------------------- -----------------------------
Dovecote Fund LLC                          37 Spencer Hill Road                                          44.34
                                           Corning, NY 14830
------------------------------------------ -------------------------------------------------- -----------------------------
Bob & Co.                                  c/o Bank Boston                                               36.45
FBO Metcalf                                Attn: Mutual Fund Department 45-02-93
                                           P.O. Box 1809
                                           Boston, MA 02105-1809
------------------------------------------ -------------------------------------------------- -----------------------------
Janet H. Geary                             1211 SW 5th Avenue, Suite 2980                                18.31
                                           Portland, OR 97204
------------------------------------------ -------------------------------------------------- -----------------------------

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed International Equities Fund as of June 1, 1999:

------------------------------------------ ---------------------------------------------------- ---------------------------
                  NAME                                           ADDRESS                               % OWNERSHIP
------------------------------------------ ---------------------------------------------------- ---------------------------
Dumaines Trust                             C/O Gerard Sarnie, CPA                                         23.22
                                           201 Devonshire St., 4th Floor
                                           Boston, MA 02110
------------------------------------------ ---------------------------------------------------- ---------------------------
Dovecote Fund LLC                          37 Spencer Hill Road                                           18.11
                                           Corning, NY 14830
------------------------------------------ ---------------------------------------------------- ---------------------------
Melvin B. and Joan F. Lane Trust           3000 Sand Hill Road                                            17.57
U/A DTD 09/14/93                           Building 2, Suite 215
Melvin and Joan Lane       Revocable       Menlo Park, CA 94025
Trust I
------------------------------------------ ---------------------------------------------------- ---------------------------
Bob & Co.                                  C/O Bank Boston                                                16.53
FBO Metcalf                                Attn: Mutual Fund Department 45-02-93
                                           P.O. Box 1809
                                           Boston, MA  02105-1809
------------------------------------------ ---------------------------------------------------- ---------------------------
Richard Geary                              1211 SW 5th Avenue                                             12.85
                                           Suite 2980
                                           Portland, OR 97024
------------------------------------------ ---------------------------------------------------- ---------------------------

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed Small Companies Fund as of July 21, 1999:

------------------------------------------ -------------------------------------------------- -----------------------------
                  NAME                                          ADDRESS                               % OWNERSHIP
------------------------------------------ -------------------------------------------------- -----------------------------
MAC & Co.                                  Attn: Mutual Fund Operations                                  30.68
                                           P.O. Box 3198
                                           Pittsburgh, PA 15230-3198
------------------------------------------ -------------------------------------------------- -----------------------------
William Barron Hilton                      9336 Civic Center Drive                                       23.56
Charitable Remainder Unitrust              Beverly Hills, CA 90210
------------------------------------------ -------------------------------------------------- -----------------------------
Francis W. Hatch, S. Parker Gilbert &      Attn: Lois B. Wetzel                                          13.72
Robert M. Pennoyer Trust                   Sullivan & Cromwell
FBO John H. C. Merck                       125 Broad Street
                                           New York, NY 10004-2498
------------------------------------------ -------------------------------------------------- -----------------------------
Francis W. Hatch, S. Parker Gilbert &      Attn: Lois B. Wetzel                                          11.16
Robert M. Pennoyer Trust                   Sullivan & Cromwell
FBO John H. C. Merck                       125 Broad Street
                                           New York, NY 10004-2498
------------------------------------------ -------------------------------------------------- -----------------------------
S. Parker Gilbert & Robert M. Pennoyer     Attn: Lois B. Wetzel                                           6.41
Trust                                      Sullivan & Cromwell
FBO George W. Merck                        125 Broad Street
                                           New York, NY 10004-2498
------------------------------------------ -------------------------------------------------- -----------------------------


                                  DISTRIBUTIONS

         The Shareholder's Manual describes the distribution policies of each Fund under the heading "Distributions".

                                      TAXES

   TAX STATUS AND TAXATION OF EACH FUND

         Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total net assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

   TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

         Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested shares. Properly designated Fund distributions derived from net long-term capital gains (I.E., net gains derived from the sale of securities held for more than 12 months) will be taxable as such (generally at a 20% rate for noncorporate shareholders), regardless of how long a shareholder has held the shares in the Fund.

         Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held for more than 12 months and as short-term capital gains if the shares have been held for not more than 12 months.

         Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

         If a Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

         For corporate shareholders, the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction. A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

         The backup withholding rules do not apply to tax exempt entities so long as each such entity furnishes the Trust with an appropriate certification. However, other shareholders are subject to backup withholding at a rate of 31% on all distributions of net investment income and capital gain, whether received in cash or reinvested in shares of the relevant Fund, and on the amount of the proceeds of any redemption of Fund shares paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). A "taxpayer identification number" is either the Social Security number of employer identification number of the record owner of the account.

 WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

         Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Foreign investors are subject to the backup withholding rules described above. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

FOREIGN TAX CREDITS

         If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by stock or securities of foreign corporations, the Fund intends to make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the International Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

         Certain of the Funds' investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

         The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing and character of distributions to shareholders.

         Investment by the Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution form the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

         A PFIC is any foreign corporation (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purposes means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

         A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains, will be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.


                             PERFORMANCE INFORMATION

         Each Fund may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders.

         Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, three, five, and ten years (or for such shorter or longer periods as shares of the Fund have been offered), calculated pursuant to the following formula: P (1 + T)(n) = ERV (where P = a hypothetical initial payment of $10,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $10,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum purchase premium is deducted from the initial $10,000 payment, (ii) all dividends and distributions are reinvested when paid and (iii) the maximum redemption fee is charged at the end of the relevant period. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

         The table below sets forth the average annual total return for Class III Shares of the Tax-Managed U.S. Equities Fund and the Tax-Managed International Equities Fund for the period from the commencement of the relevant Fund's operations until February 28, 1999:

--------------------------------------- ---------------- -----------------------
                   FUND                  INCEPTION DATE           SINCE
                                                              INCEPTION (%)
--------------------------------------- ---------------- -----------------------
Tax-Managed U.S. Equities Fund              7/23/98               7.33%
--------------------------------------- ---------------- -----------------------
Tax-Managed International Equities Fund     7/29/98              (3.02)%
--------------------------------------- ---------------- -----------------------

         Each Fund may also from time to time advertise net return and gross return data for each month and calendar quarter since the Fund's inception. Monthly and quarterly return data is calculated by linking daily performance for a Fund (current net asset value divided by prior net asset value), and assumes reinvestment of all dividends and gains. Monthly and quarterly performance data does not reflect payment of any applicable purchase premiums or redemption fees. All quotations of monthly and quarterly returns would be accompanied by standardized total return information.

         Information relating to a Fund's return for a particular month or calendar quarter is provided to permit evaluation of the Fund's performance and volatility in different market conditions, and should not be considered in isolation.

         From time to time, in advertisements, in sales literature, or in reports to shareholders, a Fund may compare its respective performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, a Fund may compare its total return to rankings prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., widely recognized independent services, that monitor mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), MSCI EAFE or the Russell 2500 Index, indices of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

         Performance rankings and listings reported in national financial publications, such as MONEY MAGAZINE, BARRON'S and CHANGING TIMES, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including NO LOAD FUND X, CDA Investment Technologies, Inc., Weisenberger Investment Companies Services, and DONOGHUE'S MUTUAL FUND ALMANAC.

         Quotations of a Fund's gross return do not reflect any reduction for any Fund fees or expenses unless otherwise noted; if the gross return data reflected the estimated fees and expenses of the Fund, the returns would be lower than those shown. Quotations of gross return for a Fund for a particular month or quarter will be calculated in accordance with the following formula:

Gross Return =
Net Return + (Total Annual Operating Expense Ratio) (# of days in relevant period/365)

Information relating to a Fund's return for a particular month or calendar quarter is provided to permit evaluation of the Fund's performance and volatility in different market conditions, and should not be considered in isolation.

                              INVESTMENT GUIDELINES

--------------------------------------------------------------------------------
GMO  TAX-MANAGED U. S. EQUITIES FUND
--------------------------------------------------------------------------------

          TAX-SENSITIVE STRATEGIES THAT MAY BE EMPLOYED(1)

- Manager may control portfolio turnover in order to defer the realization and minimize the distributions of capital gains.
- Manager may, when appropriate, sell securities in order to realize capital losses. Losses may be used to offset realized capital gains, thus reducing net capital gains distributions.
- When making sales of specific securities, the Manager considers strategies, such as selling securities with the highest cost basis, to minimize capital gains.
- In lieu of redeeming in cash, the Manager may meet redemption requests through in-kind redemptions in whole or in part by a distribution of appreciated securities held by the Fund, so that the Fund will generally not be required to distribute the capital gains in those securities to the remaining shareholders in the Fund. The effect to the redeeming shareholder is the same for federal income tax purposes as a redemption in cash. Shareholders receiving the redemption in kind would pay tax on the capital gains realized, if any, on the Fund shares redeemed.

================================================================================

     ANY NUMERICAL OR PERCENTAGE LIMITATION SET FORTH IN THIS DOCUMENT WILL BE APPLIED ONLY AT THE TIME OF INITIAL INVESTMENT IN A SECURITY OR OTHER INVESTMENT. THE FUND DOES NOT UNDERTAKE TO ADJUST ITS PORTFOLIO IN THE CASE WHERE MARKET MOVEMENTS, CASH FLOWS OR OTHER FACTORS CAUSE ANY OF SUCH LIMITATIONS TO BE EXCEEDED. EXCEPT AS OTHERWISE INDICATED, NUMERICAL AND PERCENT LIMITATIONS ARE EXPRESSED AS A PERCENTAGE OF THE FUND'S TOTAL ASSETS.

--------------------------------------------------------------------------------
PERMITTED INVESTMENTS
--------------------------------------------------------------------------------

SECURITIES/INSTRUMENTS:                      -  At least 65% of the Fund's total
   domestic common stocks                       assets will be invested in or
   convertible securities                       exposed to(2) U.S. equity
   securities of foreign issuers (traded        securities.
      principally on U.S. exchanges)
   depository receipts
   illiquid securities
   144A securities
   restricted securities
   futures and related options on
       securities indexes
   REITs
   exchange-traded and OTC options on
      securities and indexes (including
      writing covered options)
   equity swap contracts
   contracts for differences
   index futures
   repurchase agreements
   warrants or rights
   investment companies (open and closed end)


-------------------------
          (1) There can be no assurance that the Manager will be successful in employing these strategies.
          (2) The words "exposed to" as used in these guidelines mean that, for purposes of the relevant requirement or restriction, the total of the Fund's exposure to the relevant market or security through direct investments and through derivative instruments will be considered.

CASH AND MONEY MARKET INSTRUMENTS                -  The Fund expects that less
   Any short-term assets will be invested in        than 5% of its net assets
   cash or high quality money market                will be exposed to cash and
   instruments including securities issued by       money market instruments.
   the U.S. government and agencies thereof,        This limitation does NOT
   bankers' acceptances, commercial paper,          include cash and money
   bank certificates of deposit and repurchase      market instruments in margin
   agreements                                       accounts or otherwise held
                                                    against exposure achieved
                                                    through derivative
                                                    instruments ("equitized
                                                    cash").

--------------------------------------------------------------------------------
PROHIBITED INVESTMENTS AND PRACTICES
--------------------------------------------------------------------------------
The Fund will NOT engage in the following practices except as indicated:

PURCHASING SECURITIES ON MARGIN   -  Except for short-term credits necessary for
                                     clearance of transactions.

BORROWING MONEY                   -  Except that the Fund may temporarily borrow
                                     up to 20% of its net assets from banks for the payment of redemptions or settlement of securities transactions, but not as a leveraged investment strategy.

UNDERWRITING SECURITIES           -  Except to the extent that the Fund is
                                     deemed an underwriter for securities law purposes in connection with disposition of portfolio investments.

MAKING LOANS                      -  Except that purchasing debt obligations,
                                     repurchase agreements and engaging in
                                     securities lending will not be considered making loans for this purpose. The Fund may loan securities valued at up to one-third of its total assets.

PLEDGING, HYPOTHECATING OR        -  Except that collateral arrangements with
MORTGAGING FUND ASSETS               respect to swap agreements, the writing of
                                     options, stock index, interest rate,
                                     currency or other futures contracts,
                                     options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.

                                  - The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively is also not deemed to be a pledge or encumbrance.

SELLING UNCOVERED PUT OR CALL OPTIONS ON SECURITIES OR INDEXES
MAKING SHORT SALES OF SECURITIES
INVESTING IN REAL ESTATE
INVESTING IN NON-FINANCIAL COMMODITY CONTRACTS
PARTICIPATING IN DIRECTED BROKERAGE ARRANGEMENTS
MAKING INVESTMENTS FOR THE PURPOSE OF GAINING CONTROL OF A COMPANY'S MANAGEMENT


--------------------------------------------------------------------------------
RESTRICTIONS AND LIMITATIONS
--------------------------------------------------------------------------------

OPTIONS ON SECURITIES             -  No more than 5% of the Fund's net assets
                                     will be invested in time premiums on
                                     options on particular securities (as
                                     opposed to options on indexes).

OTHER INVESTMENT COMPANIES        -  The Fund will not own more than 3% of the
                                     outstanding voting securities of any
                                     investment company.

                                  - No more than 5% of the Fund's net assets will be invested in any single investment company.

                                  - No more than 10% of the Funds net assets will be invested in securities of investment companies in the aggregate.

                                  -  The Fund will not own other Funds of GMO
                                     Trust.

ILLIQUID SECURITIES               -  No more than 15% of the Fund's net assets
                                     will be invested in illiquid securities.

INVESTMENT IN INSURANCE           -  The Fund will not purchase more than 10% of
COMPANIES                            the total outstanding voting stock of any
                                     insurance company (including foreign
                                     insurance companies).

    INVESTMENT IN SECURITIES ISSUED   -  EQUITY: The Fund will not purchase more
    BY BROKERS, DEALERS,                 than 5% of any class of stock of a
    UNDERWRITERS AND INVESTMENT          broker, dealer, underwriter or
    ADVISERS                             investment adviser.

                                      -  DEBT: The Fund may not purchase more
                                         than 10% of any such company's total
                                         outstanding debt in the aggregate.

                                      -  INVESTMENT LIMITS: No more than 5% of
                                         the Fund's total assets will be
                                         invested in the securities of a SINGLE
                                         broker, dealer, underwriter or
                                         investment adviser. the net payment
                                         obligation of swap contracts where one
                                         of these types of companies is the
                                         counterparty also counts for purposes
                                         of this restriction.

                                      This policy does not apply to companies
                                      that derived less than 15% of revenues
                                      from "securities-related businesses"
                                      during the most recent fiscal year.

--------------------------------------------------------------------------------
DIVERSIFICATION/CONCENTRATION
--------------------------------------------------------------------------------

    DIVERSIFICATION                   -  Except for U.S. government securities,
                                         cash, and money market instruments, the
                                         Fund will not invest in any one
                                         security to an extent greater than 5
                                         percentage points over that security's
                                         weighting in the Fund's benchmark.

                                      -  The Fund will not purchase more than
                                         10% of the outstanding securities of
                                         any issuer.

    CONCENTRATION                     -  The Fund will not invest more than 25%
                                         of its total assets in securities of
                                         issuers in any one industry.


DERIVATIVE INSTRUMENTS

    TYPES OF DERIVATIVES              -  Futures contracts and related options
                                         on securities indexes

                                      -  Long equity swap contracts: where the
                                         Fund pays a fixed rate plus the
                                         negative performance, if any, and
                                         receives the positive performance, if
                                         any, of an index or basket of
                                         securities.

                                      -  Short equity swap contracts: where the
                                         Fund receives a fixed rate plus the
                                         negative performance, if any, and pays
                                         the positive performance of an index or
                                         basket of securities C Contracts for
                                         differences: equity swaps that contain
                                         both a long and short equity component.

     USES OF DERIVATIVES

     HEDGING                          -  TRADITIONAL HEDGING: Short equity
                                         futures, related options and short
                                         equity swap contracts used to hedge
                                         against an equity risk already
                                         generally present in the Fund.(3)

                                      -  ANTICIPATORY HEDGING: If the Fund
                                         receives or anticipates significant
                                         cash purchase transactions, the Fund
                                         may hedge market risk (risk of not
                                         being invested in the market) by
                                         purchasing long futures contracts or
                                         entering long equity swap contracts to
                                         obtain market exposure until such time
                                         as direct investments can be made
                                         efficiently. Conversely, if the Fund
                                         receives or anticipates a significant
                                         demand for cash redemptions, the Fund
                                         may sell futures contracts or enter
                                         into short equity swap contracts, to
                                         allow the Fund to dispose of securities
                                         in a more orderly fashion without the
                                         Fund being exposed to leveraged loss
                                         exposure in the interim.


-------------------------
          (3) The Fund may use such hedging to remove or reduce general market exposure (e.g. an index or broad basket of securities) relative to specific exposure existing in the Fund (the specific stocks of that market actually owned by the Fund). The Fund may also seek to remove specific exposure (e.g. a single stock, small basket or more focused index of securities expected to do poorly in an otherwise promising market) relative to general or broad market exposure that exists in the Fund.

    INVESTMENT                        -  The Fund may use derivative instruments
                                         (particularly long futures contracts,
                                         related options and long equity swap
                                         contracts) in place of investing
                                         directly in securities. This will
                                         include using equity derivatives to
                                         "equitize" cash balances held by the
                                         Fund. The Fund may also use long
                                         derivatives for investment in
                                         conjunction with short hedging
                                         transactions to adjust the weights of
                                         the Fund's underlying equity portfolio
                                         to a level the Manager believes is the
                                         optimal exposure to individual markets,
                                         sectors and equities.

    RISK MANAGEMENT -                 -  The Fund may use equity futures,
    SYNTHETIC SALES AND PURCHASES        related options and equity swap
                                         contracts to adjust the weight of the
                                         Fund to a level the manager believes is
                                         the optimal exposure to individual
                                         markets, sectors and equities.
                                         Sometimes, such transactions are used
                                         as a precursor to actual sales and
                                         purchases. For example, if the Fund
                                         held a large proportion of stocks of a
                                         particular market and the Manager
                                         believed that stocks of another market
                                         would outperform such stocks, the Fund
                                         might use a short futures contract on
                                         an appropriate index (to synthetically
                                         "sell" a portion of the Fund's
                                         portfolio) in combination with a long
                                         futures contract on another index (to
                                         synthetically "buy" exposure to that
                                         index). Long and short equity swap
                                         contracts and contracts for differences
                                         may also be used for these purposes.
                                         Equity derivatives (and corresponding
                                         currency forwards) used to effect
                                         synthetic sales and purchases will
                                         generally be unwound as actual
                                         portfolio securities are sold and
                                         purchased.

    LIMITATIONS ON THE USE OF         -  There is no limit on the use of
    DERIVATIVES                          derivatives for hedging purposes.

                                      -  The face value of derivatives used for
                                         investment purposes will be limited to
                                         25% of the Fund's assets. When a
                                         currency forward is used in conjunction
                                         with an equity derivative for
                                         investment purposes, the currency
                                         forward will not be independently
                                         counted for this restriction.

                                      -  When long futures contracts and long
                                         equity swaps are used for investment,
                                         an amount of cash or high quality debt
                                         securities equal to the face value of
                                         all such long derivative positions will
                                         be segregated against such exposure.
                                         However, for purposes of this
                                         restriction, if an existing long equity
                                         exposure is reduced or eliminated by a
                                         short derivative position, the
                                         combination of the long and short
                                         position will be considered as cash
                                         available to segregate against a new
                                         long derivative exposure.

                                      -  The net long equity exposure of the
                                         Fund, including direct investment in
                                         securities and long derivative
                                         positions, will not exceed 100% of the
                                         Fund's net assets.

                                      -  The aggregate absolute face value of
                                         all futures contracts and swap
                                         contracts (without regard to sign and
                                         assuming no offset of long and short
                                         positions, and counting both components
                                         of any contract for differences) will
                                         not exceed 100% of the Fund's assets.

                                      -  Except when such instruments are used
                                         for bona-fide hedging, no more than 5%
                                         of the Fund's net assets will be
                                         committed to initial margin on futures
                                         contracts and time premiums on related
                                         options.

                                      -  Counterparties used for OTC derivatives
                                         must have a long-term debt rating of A
                                         or higher when the derivative is
                                         entered into. Occasionally, short-term
                                         derivatives will be entered into with
                                         counterparties that have only high
                                         short-term debt ratings.

--------------------------------------------------------------------------------
GMO TAX MANAGED INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

          TAX-SENSITIVE STRATEGIES THAT MAY BE EMPLOYED(4)

- Manager may control portfolio turnover in order to defer the realization and minimize the distributions of capital gains.
- Manager may, when appropriate, sell securities in order to realize capital losses. Losses may be used to offset realized capital gains, thus reducing net capital gains distributions.
- When making sales of specific securities, the Manager considers strategies, such as selling securities with the highest cost basis, to minimize capital gains.
- In lieu of redeeming in cash, the Manager may meet redemption requests through in-kind redemptions in whole or in part by a distribution of appreciated securities held by the Fund, so that the Fund will generally not be required to distribute the capital gains in those securities to the remaining shareholders in the Fund. The effect to the redeeming shareholder is the same for federal income tax purposes as a redemption in cash. Shareholders receiving the redemption in kind would pay tax on the capital gains realized, if any, on the Fund shares redeemed.
================================================================================

     ANY NUMERICAL OR PERCENTAGE LIMITATION SET FORTH IN THIS DOCUMENT WILL BE APPLIED ONLY AT THE TIME OF INITIAL INVESTMENT IN A SECURITY OR OTHER INVESTMENT. THE FUND DOES NOT UNDERTAKE TO ADJUST ITS PORTFOLIO IN THE CASE WHERE MARKET MOVEMENTS, CASH FLOWS OR OTHER FACTORS CAUSE ANY OF SUCH LIMITATIONS TO BE EXCEEDED. EXCEPT AS OTHERWISE INDICATED, NUMERICAL AND PERCENT LIMITATIONS ARE EXPRESSED AS A PERCENTAGE OF THE FUND'S TOTAL ASSETS.



                                                 -  At least 65% of the Fund's
EQUITY SECURITIES:                                  total assets will be
   common stocks (non-US issuers)                   invested in or exposed to
   convertible bonds                                non-U.S. securities.
   convertible preferred stocks

OTHER EQUITY SECURITIES:
   depository receipts: ADRs, GDRs, EDRs
   foreign issues traded in the U.S. and
       abroad
   investment companies (open & closed-end)
   Illiquid securities
   144A securities
   restricted securities
   equity futures and related options
   exchange-traded and OTC Options on
      securities and indexes (including writing covered options)
   equity swap contracts
   contracts for differences
   repurchase agreements
   securities of emerging market countries
   warrants or rights
   investment companies (open and closed end)


--------------------------------------------------------------------------------
PERMITTED INVESTMENTS
--------------------------------------------------------------------------------

                                                 -  At least 65% of the Fund's
EQUITY SECURITIES:                                  total assets will be
   common stocks (non-US issuers)                   invested in or exposed to
   convertible bonds                                non-U.S. securities.
   convertible preferred stocks


---------------------
          (4) There can be no assurance that the Manager will be successful in employing these strategies.

OTHER EQUITY SECURITIES:
   depository receipts: ADRs, GDRs, EDRs
   foreign issues traded in the U.S. and abroad
   investment companies (open & closed-end)
   Illiquid securities
   144A securities
   restricted securities
   equity futures and related options
   exchange-traded and OTC Options on
      securities and indexes (including
      writing   covered options)
   equity swap contracts
   contracts for differences
   repurchase agreements
   securities of emerging market countries
   warrants or rights
   investment companies (open and closed end)

FIXED INCOME SECURITIES:
   long and medium-term corporate and
   government bonds
   non-convertible preferred stock

FOREIGN CURRENCY TRANSACTIONS                   -  Fund may invest in spot
                                                   currency transactions,
                                                   forward foreign currency
                                                   contracts, currency swap
                                                   contracts, options on
                                                   currencies, currency futures
                                                   and related options.

CASH AND MONEY MARKET INSTRUMENTS               -  The Fund expects that less
   Any short-term assets will be invested in       than 5% of its total assets
   cash or high quality money market               will be invested in or
   instruments including securities issued by      exposed to cash and money
   the U.S. government and agencies thereof,       market instruments. This
   bankers' acceptances, commercial paper,         limitation does NOT include
   Bank certificates of deposit and repurchase     cash and money market
   agreements                                      instruments in margin
                                                   accounts or otherwise held
                                                   against exposure achieved
                                                   through derivative
                                                   instruments ("equitized
                                                   cash").


--------------------------------------------------------------------------------
PROHIBITED INVESTMENTS AND PRACTICES
--------------------------------------------------------------------------------

The Fund will NOT engage in the following practices except as indicated:

PURCHASING SECURITIES ON MARGIN   -  Except for short-term credits necessary for
                                     clearance of transactions.

BORROWING MONEY                   -  Except that the Fund may temporarily borrow
                                     up to 20% of its net assets from banks for the payment of redemptions or settlement of securities transactions, but not as a leveraged investment strategy.


UNDERWRITING SECURITIES           -  Except to the extent that the Fund is
                                     deemed an underwriter for securities law purposes in connection with disposition of portfolio investments.

                                  - Except that purchasing debt obligations, repurchase agreements

                                  -  and engaging in securities lending will not
MAKING LOANS                         be considered making loans for this
                                     purpose. The Fund may loan securities
                                     valued at up to one-third of its total
                                     assets.

PLEDGING, HYPOTHECATING OR        -  Except that collateral arrangements with
MORTGAGING FUND ASSETS               respect to swap agreements, the writing of
                                     options, stock index, interest rate,
                                     currency or other futures
                                         contracts, options on futures contracts
                                         and collateral arrangements with
                                         respect to initial and variation margin
                                         are not deemed to be a pledge or other
                                         encumbrance of assets. The deposit of
                                         securities or cash or cash equivalents
                                         in escrow in connection with the
                                         writing of covered call or put options,
                                         respectively, is also not deemed to be
                                         a pledge or encumbrance.

INVESTING DIRECTLY IN REAL ESTATE
INVESTING IN NON-FINANCIAL COMMODITY CONTRACTS
PARTICIPATING IN DIRECTED BROKERAGE ARRANGEMENTS
MAKING INVESTMENTS FOR THE PURPOSE OF GAINING CONTROL OF A COMPANY'S MANAGEMENT MAKING SHORT SALES OF SECURITIES


--------------------------------------------------------------------------------
RESTRICTIONS AND LIMITATIONS
--------------------------------------------------------------------------------

    OPTIONS ON SECURITIES             -  No more than 5% of the Fund's net
                                         assets will be invested in time
                                         premiums on options on particular
                                         securities (as opposed to options on
                                         indexes)

    OTHER INVESTMENT COMPANIES        -  The Fund will not own more than 3% of
                                         the outstanding voting securities of
                                         any investment company

                                      -  No more than 5% of the Fund's net
                                         assets will be invested in any single
                                         investment company

                                      -  No more than 10% of the Fund's net
                                         assets will be invested in securities
                                         of investment companies in the
                                         aggregate

                                      -  The Fund will not own other Funds of
                                         GMO Trust

    ILLIQUID SECURITIES               -  No more than 15% of the Fund's net
                                         assets will be invested in illiquid
                                         securities.

    INVESTMENT IN INSURANCE           -  The Fund will not purchase more than
    COMPANIES                            the extent limited by the 1940 Act of
                                         the total outstanding voting stock of
                                         any insurance company (including
                                         foreign insurance companies).

    INVESTMENT IN SECURITIES ISSUED   -  EQUITY: The Fund will not purchase more
    BY BROKERS, DEALERS,                 than 5% of any class of stock of a
    UNDERWRITERS AND INVESTMENT          broker, dealer, underwriter or
    ADVISERS                             investment adviser.

                                      -  DEBT: The Fund may not purchase more
                                         than 10% of any such company's total
                                         outstanding debt in the aggregate.

                                      -  INVESTMENT LIMITS: No more than 5% of
                                         the Fund's total assets will be
                                         invested in the securities of a SINGLE
                                         broker, dealer, underwriter or
                                         investment adviser. The net payment
                                         obligation of swap contracts where one
                                         of these types of companies is the
                                         counterparty also counts for purposes
                                         of this restriction.

                                      This policy does not apply to companies
                                      that derived less than 15% of revenues
                                      from "securities-related businesses"
                                      during the most recent fiscal year.

    INVESTMENT IN "EMERGING           -  The Fund may invest up to 15% of its
    COUNTRIES"                           net assets in securities of issuers in
                                         newly industrializing countries in
                                         Asia, Latin America, the Middle East,
                                         Southern Europe, Eastern Europe and
                                         Africa.

DIVERSIFICATION/CONCENTRATION

    DIVERSIFICATION                   -  Except for U.S. government securities,
                                         cash, and money market instruments, the
                                         Fund will not invest in any one
                                         security to an extent greater than 5
                                         percentage points over that security's
                                         weighting in the Fund's benchmark.

                                      -  The Fund will not purchase more than
                                         10% of the outstanding securities of
                                         any issuer.

                                      -  The Fund will not invest more than 25%
                                         of its total assets in securities of

    CONCENTRATION                        issuers in any one industry.

                                      -  The Fund will have greater than 65% of
                                         its total assets invested in or exposed
                                         to(5) securities principally traded in
                                         the securities market of at least three
                                         countries.


DERIVATIVE INSTRUMENTS (OTHER THAN FOREIGN CURRENCY TRANSACTIONS)

    TYPES OF DERIVATIVES              -  Futures contracts and related options
                                         on securities indexes

                                      -  Long equity swap contracts: where the
                                         Fund pays a fixed rate plus the
                                         negative performance, if any, and
                                         receives the positive performance, if
                                         any, of an index or basket of
                                         securities.

                                      -  Short equity swap contracts: where the
                                         Fund receives a fixed rate plus the
                                         negative performance, if any, and pays
                                         the positive performance of an index or
                                         basket of securities

                                      -  Contracts for differences: equity swaps
                                         that contain both long and short equity
                                         components.

    USES OF DERIVATIVES

    HEDGING                           -  TRADITIONAL HEDGING: Short equity
                                         futures, related options and short
                                         equity swap contracts used to hedge
                                         against an equity risk already
                                         generally present in the Fund.(6)

                                      -  ANTICIPATORY HEDGING: If the Fund
                                         receives or anticipates significant
                                         cash purchase transactions, the Fund
                                         may hedge market risk (risk of not
                                         being invested in the market) by
                                         purchasing long futures contracts or
                                         entering long equity swap contracts to
                                         obtain market exposure until such time
                                         as direct investments can be made
                                         efficiently. Conversely, if the Fund
                                         receives or anticipates a significant
                                         demand for cash redemptions, the Fund
                                         may sell futures contracts or enter
                                         into short equity swap contracts, to
                                         allow the Fund to dispose of securities
                                         in a more orderly fashion without the
                                         Fund being exposed to leveraged loss
                                         exposure in the interim.

    INVESTMENT                        -  THE Fund may use derivative instruments
                                         (particularly long futures contracts,
                                         related options and long equity swap
                                         contracts) in place of investing
                                         directly in securities. This will
                                         include using equity derivatives to
                                         "equitize" cash balances held by the
                                         Fund. Because a foreign equity
                                         derivative generally only provides the
                                         return of a foreign market in local
                                         currency terms, the Fund will often
                                         purchase a foreign currency forward in
                                         conjunction with using equity
                                         derivatives to give the effect of
                                         investing directly. The Fund may also
                                         use long derivatives for investment in
                                         conjunction with short hedging
                                         transactions to adjust the weights of
                                         the Fund's underlying equity portfolio
                                         to a level the Manager believes is the
                                         optimal exposure to individual
                                         countries and equities. For example, if
                                         the Manager expects a positive return
                                         forecast for a select group of UK
                                         companies, but a negative return for
                                         the UK market as a whole, then this
                                         Fund may overweight the select group of
                                         equities and reduce exposure to the UK
                                         market by selling UK equity futures or
                                         enter a swap contract that is long a
                                         specific basket of securities and short
                                         the UK market generally.


--------------------------
          (5) The words "exposed to" as used in these guidelines mean that, for purposes of the relevant requirement or restriction, the total of the fund's exposure to the relevant market or security through direct investments and through derivative instruments will be considered.

          (6) The Fund may use such hedging to remove or reduce general market exposure (e.g. an index or broad basket of securities) relative to specific exposure existing in the Fund (the specific stocks of that market actually owned by the Fund). The Fund may also seek to remove specific exposure (e.g. a single stock, small basket or more focused index of securities expected to do poorly in an otherwise promising market) relative to general or broad market exposure that exists in the Fund

    RISK MANAGEMENT -                 -  THE Fund may use equity futures,
    SYNTHETIC SALES AND PURCHASES        related options and equity swap
                                         contracts to adjust the weight of the
                                         Fund to a level the manager believes is
                                         the optimal exposure to individual
                                         countries and equities. Sometimes, such
                                         transactions are used as a precursor to
                                         actual sales and purchases. For
                                         example, if the Fund held a large
                                         proportion of stocks of a particular
                                         market and the Manager believed that
                                         stocks of another market would
                                         outperform such stocks, the Fund might
                                         use a short futures contract on an
                                         appropriate index (to synthetically
                                         "sell" a portion of the Fund's
                                         portfolio) in combination with a long
                                         futures contract on another index (to
                                         synthetically "buy" exposure to that
                                         index). Long and short equity swap
                                         contracts and contracts for differences
                                         may also be used for these purposes.
                                         Often, a foreign currency forward will
                                         be used in conjunction with the long
                                         derivative position to create the
                                         effect of investing directly. Equity
                                         derivatives (and corresponding currency
                                         forwards) used to effect synthetic
                                         sales and purchases will generally be
                                         unwound as actual portfolio securities
                                         are sold and purchased.

    LIMITATIONS ON THE USE OF         -  There is no limit on the use of
    DERIVATIVES                          derivatives for hedging purposes.

                                      -  The face value of derivatives used for
                                         investment purposes will be limited to
                                         25% of the Fund's assets. When a
                                         currency forward is used in conjunction
                                         with an equity derivative for
                                         investment purposes, the currency
                                         forward will not be independently
                                         counted for this restriction.

                                      -  When long futures contracts and long
                                         equity swaps are used for investment,
                                         an amount of cash or high quality debt
                                         securities equal to the face value of
                                         all such long derivative positions will
                                         be segregated against such exposure.
                                         However, for purposes of this
                                         restriction, if an existing long equity
                                         exposure is reduced or eliminated by a
                                         short derivative position, the
                                         combination of the long and short
                                         position will be considered as cash
                                         available to segregate against a new
                                         long derivative exposure.

                                      -  The net long equity exposure of the
                                         Fund, including direct investment in
                                         securities and long derivative
                                         positions, will not exceed 100% of the
                                         Fund's net assets.

                                      -  The aggregate absolute face value of
                                         all futures contracts and swap
                                         contracts (without regard to sign and
                                         assuming no offset of long and short
                                         positions, and counting both components
                                         of any contract for differences) will
                                         not exceed 100% of the Fund's assets.

                                      -  Except when such instruments are used
                                         for bona-fide hedging, no more than 5%
                                         of the Fund's net assets will be
                                         committed to initial margin on futures
                                         contracts and time premiums on related
                                         options.

                                      -  Counterparties used for OTC derivatives
                                         must have a long-term debt rating of A
                                         or higher when the derivative is
                                         entered into. Occasionally, short-term
                                         derivatives will be entered into with
                                         counterparties that have only high
                                         short-term debt ratings.

FOREIGN CURRENCY TRANSACTIONS

    TYPES OF FOREIGN CURRENCY         -  Buying and selling spot currencies
    TRANSACTIONS                      -  Forward foreign currency contracts
                                      -  Currency futures contracts and related
                                         options
                                      -  Options on currencies
                                      -  Currency swap contracts

USES OF FOREIGN CURRENCY
TRANSACTIONS

HEDGING                               -  TRADITIONAL HEDGING: The Fund may
                                         effect foreign currency transactions -
                                         generally short forward or futures
                                         contracts -- to hedge the risk of
                                         foreign currencies represented by its
                                         securities investments back into the
                                         U.S. dollar. The Fund is not required
                                         to hedge any of the currency risk
                                         obtained by investing in securities
                                         denominated in foreign currencies.

                                      -  ANTICIPATORY HEDGING: When the Fund
                                         enters into a contract for the purchase
                                         or anticipates the need to purchase a
                                         security denominated in a foreign
                                         currency, it
                                     may "lock in" the U.S. dollar price of the security by buying the foreign currency or through currency forwards or futures.

                                  -  PROXY HEDGING: The Fund may hedge the
                                     exposure of a given foreign currency by
                                     using an instrument relating to a different currency which the Manager believes is highly correlated to the currency being hedged.

INVESTMENT                        -  The Fund may enter into currency forwards
                                     or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities

RISK MANAGEMENT                   -  Subject to the limitations described below,
                                     the Fund will permit the Fund to have
                                     foreign currency exposure that is
                                     significantly different than the currency exposure represented by its portfolio investments. This may include long exposure to particular currencies beyond the amount of the Fund's investment in securities denominated in that currency.

LIMITATIONS OF FOREIGN CURRENCY   -  The Fund will typically hedge less than 30%
TRANSACTIONS                         of the foreign currency exposure
                                     represented by its investments in
                                     foreign-currency denominated securities.

                                  - The Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's securities are denominated.

                                  - The aggregate absolute face value of all currency forward, currency futures and currency swap contracts (without regard to sign and assuming no offset of long and short positions, and counting both components of any contract for differences) will not exceed 50% of the Fund's assets.

                                  -  The Fund will not be net short in any
                                     foreign currency, except that, when the
                                     Fund is attempting to hedge all or nearly all of its exposure to a particular currency, changes in the market value of foreign equities may cause the Fund to be temporarily net short in the currency. Such temporary net short positions will not exceed 1% of the Fund's assets.

--------------------------------------------------------------------------------
GMO TAX-MANAGED SMALL COMPANIES FUND
--------------------------------------------------------------------------------

          TAX-SENSITIVE STRATEGIES THAT MAY BE EMPLOYED(7)

- Manager may control portfolio turnover in order to defer the realization and minimize the distributions of capital gains.
- Manager may, when appropriate, sell securities in order to realize capital losses. Losses may be used at various times to offset realized capital gains, thus reducing net capital gains distributions.
- When making sales of specific securities, the Manager considers strategies, such as selling securities with the highest cost basis, to minimize capital gains.
- In lieu of redeeming in cash, the Manager may meet redemption requests through in-kind redemptions in whole or in part by a distribution of appreciated securities held by the Fund, so that the Fund will generally not be required to distribute the capital gains in those securities to the remaining shareholders in the Fund. The effect to the redeeming shareholder is the same for federal income tax purposes as a redemption in cash. Shareholders receiving the redemption in kind would pay tax on the capital gains realized, if any, on the Fund shares redeemed.

================================================================================

ANY NUMERICAL OR PERCENTAGE LIMITATION SET FORTH IN THIS DOCUMENT WILL BE APPLIED ONLY AT THE TIME OF INITIAL INVESTMENT IN A SECURITY OR OTHER INVESTMENT. THE FUND DOES NOT UNDERTAKE TO ADJUST ITS PORTFOLIO IN THE CASE WHERE MARKET MOVEMENTS, CASH FLOWS OR OTHER FACTORS CAUSE ANY OF SUCH LIMITATIONS TO BE EXCEEDED. EXCEPT AS OTHERWISE INDICATED, NUMERICAL AND PERCENTAGE LIMITATIONS ARE EXPRESSED AS A PERCENTAGE OF THE FUND'S TOTAL ASSETS.


--------------------------------------------------------------------------------
PERMITTED INVESTMENTS
--------------------------------------------------------------------------------

SECURITIES/INSTRUMENTS:                          -  Under normal market
   domestic common stocks                           conditions, at least 65% of
   convertible securities                           the Fund's total assets will
   securities of foreign issuers (traded            be invested in or exposed
      principally on U.S. Exchanges)                to(9) the equity securities
   depository receipts                              of small companies.
   investment companies (open & closed end)
   illiquid securities                           -  Any short-term assets will
   144A Securities                                  be invested in cash or High
   restricted securities                            Quality Money Market
   futures and related options on                   Instruments including
      securities indexes                            securities issued by the
   REITs                                            U.S. government and agencies
   exchange-traded and OTC options on               thereof, bankers'
      securities and indexes (including writing     acceptances, commercial
      covered options)                              paper, bank certificates of
   equity swap contracts                            deposit and repurchase
   contracts for differences                        agreements. The Fund expects
   index futures                                    that less than 5% of its net
   repurchase agreements                            assets will be exposed to
   cash and money market instruments                cash and money market
   warrants or rights                               instruments. This limitation
                                                    does NOT include cash and
                                                    money market instruments in
                                                    margin accounts or otherwise
                                                    held against exposure
                                                    achieved through derivative
                                                    instruments ("equitized
                                                    cash").


-------------------------------------------------------------------------------
PROHIBITED INVESTMENTS AND PRACTICES
-------------------------------------------------------------------------------
   The Fund will NOT engage in the following practices except as indicated:


--------------------
          (7) There can be no assurance that the Manager will be successful in employing these strategies.

          (9) The words "exposed to" as used in these guidelines mean that, for purposes of the relevant requirement or restriction, the total of the Fund's exposure to the relevant market or security through direct investments and through derivative instruments will be considered.

     PURCHASING SECURITIES ON MARGIN         -  Except for short-term credits
                                                necessary for clearance of
                                                transactions.

     BORROWING MONEY                         -  Except that the Fund may borrow
                                                up to 20% of its net assets from
                                                banks temporarily for the
                                                payment of redemptions or
                                                settlement of securities
                                                transactions, but not as a
                                                leveraged investment strategy.

     UNDERWRITING SECURITIES                 -  Except to the extent that the
                                                Fund is deemed an underwriter
                                                for securities law purposes in
                                                connection with disposition of
                                                portfolio investments.

     MAKING LOANS                            -  Except that purchasing debt
                                                obligations, repurchase
                                                agreements and engaging in
                                                securities lending will not be
                                                considered making loans for this
                                                purpose. Fund may loan
                                                securities valued at up to
                                                one-third of its total assets.

     PLEDGING, HYPOTHECATING OR              -  Except that collateral
     MORTGAGING FUND ASSETS                     arrangements with respect to
                                                swap agreements, the writing of
                                                options, stock index, interest
                                                rate, currency or other futures
                                                contracts, options on futures
                                                contracts and collateral
                                                arrangements with respect to
                                                initial and variation margin are
                                                not deemed to be a pledge or
                                                other encumbrance of assets. The
                                                deposit of securities or cash or
                                                cash equivalents in escrow in
                                                connection with the writing of
                                                covered call or put options,
                                                respectively is also not deemed
                                                to be a pledge or encumbrance.

     INVESTING IN REAL ESTATE
     INVESTING IN NON-FINANCIAL COMMODITY CONTRACTS
     PARTICIPATING IN DIRECTED BROKERAGE ARRANGEMENTS
     MAKING INVESTMENTS FOR THE PURPOSE OF GAINING CONTROL OF A COMPANY'S
      MANAGEMENT
     MAKING SHORT SALES OF SECURITIES
     SELLING UNCOVERED PUT OR CALL OPTIONS ON SECURITIES OR INDEXES


--------------------------------------------------------------------------------
RESTRICTIONS AND LIMITATIONS
--------------------------------------------------------------------------------

     OPTIONS ON SECURITIES                   -  No more than 5% of the Fund's
                                                net assets will be invested in
                                                time premiums on options on
                                                particular securities (as
                                                opposed to options on indexes).

     OTHER INVESTMENT COMPANIES              -  The Fund will not own more than
                                                3% of the outstanding voting
                                                securities of any investment
                                                company.
                                             -  No more than 5% of the Fund's
                                                net assets will be invested in
                                                any single investment company.
                                             -  No more than 10% of the Fund's
                                                net assets will be invested in
                                                securities of investment
                                                companies in the aggregate.
                                             -  The Fund will not own other
                                                Funds of GMO Trust.

     ILLIQUID SECURITIES                     -  No more than 15% of the Fund's
                                                net assets will be invested in
                                                illiquid securities.

     INVESTMENT IN INSURANCE COMPANIES       -  The Fund will not purchase more
                                                than 10% of the total
                                                outstanding voting stock of any
                                                insurance company (including
                                                foreign insurance companies).

     INVESTMENT IN SECURITIES ISSUED BY      -  EQUITY: The Fund will not
     BROKERS, DEALERS, UNDERWRITERS AND         purchase more than 5% of any
     INVESTMENT ADVISERS                        class of stock of a broker,
                                                dealer, underwriter or
                                                investment adviser.

                                             -  INVESTMENT LIMITS: No more than
                                                5% of the Fund's total assets
                                                will be invested in the
                                                securities of a SINGLE broker,
                                                dealer, underwriter or
                                                investment adviser. The net
                                                payment obligation of swap
                                                contracts where one of these
                                                types of companies is the
                                                counterparty also counts for
                                                purposes of this restriction.

                                                This policy does not apply to
                                                companies that derived less than
                                                15% of revenues from
                                                "securities-related businesses"
                                                during the most recent fiscal
                                                year.

DIVERSIFICATION/CONCENTRATION

     DIVERSIFICATION               -  With respect to at least 50% of the Fund's
                                      total assets, the Fund will not invest
                                      more than 5% of its assets in any one
                                      security, except for U.S. government
                                      securities, cash, and money market
                                      instruments.

     CONCENTRATION                 -  The Fund will not invest more than 25% of
                                      its total assets in securities of issuers in any one industry.


DERIVATIVE INSTRUMENTS

     TYPES OF DERIVATIVES          -  Futures contracts and related options on
                                      securities indexes
                                   -  Long equity swap contracts: where the Fund
                                      pays a fixed rate plus the negative
                                      performance, if any, and receives the
                                      positive performance, if any, of an index or basket of securities.
                                   -  Short equity swap contracts: where the
                                      Fund receives a fixed rate plus the
                                      negative performance, if any, and pays the positive performance of an index or basket of securities
                                   -  Contracts for differences: equity swaps
                                      that contain both a long and short equity component.

     USES OF DERIVATIVES           -  TRADITIONAL HEDGING: Short equity futures,
                                      related options and short equity swap
                                      contracts used to hedge against an equity risk already generally present in the Fund.(10)

     HEDGING                       -  ANTICIPATORY HEDGING: If the Fund receives
                                      or anticipates significant cash purchase transactions, the Fund may hedge market risk (risk of not being invested in the market) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if the Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

     INVESTMENT                    -  The Fund may use derivative instruments
                                      (particularly long futures contracts,
                                      related options and long equity swap
                                      contracts) in place of investing directly in securities. This will include using equity derivatives to "equitize" cash balances held by the Fund. The Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors and equities.

     RISK MANAGEMENT -             -  The Fund may use equity futures, related
     SYNTHETIC SALES AND              options and equity swap contracts to
     PURCHASES                        adjust the weight of the Fund to a level
                                      the Manager believes is the optimal
                                      exposure to individual markets, sectors
                                      and equities. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if the Fund held a large proportion of stocks of a particular market and the Manager believed that stocks of another market would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes.
                                      Equity derivatives (and corresponding
                                      currency forwards) used to effect
                                      synthetic sales and purchases will
                                      generally be unwound as actual portfolio securities are sold and purchased.

------------------------

               (10) The Fund may use such hedging to remove or reduce general market exposure (e.g., an index or broad basket of securities) relative to specific exposure existing in the Fund (the specific stocks of that market actually owned by the Fund). The Fund may also seek to remove specific exposure (e.g., a single stock, small basket or more focused index of securities expected to do poorly in an otherwise promising market) relative to general or broad market exposure that exists in the Fund.

     LIMITATIONS ON THE            -  There is no limit on the use of
     USE OF DERIVATIVES                derivatives for hedging purposes.
                                   -  The face value of derivatives used for
                                      investment purposes will be limited to 25% of the Fund's assets. When a currency forward is used in conjunction with an equity derivative for investment purposes, the currency forward will not be independently counted for this restriction.
                                   -  When long futures contracts and long
                                      equity swaps are used for investment, an amount of cash or high quality debt securities equal to the face value of all such long derivative positions will be segregated against such exposure. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to segregate against a new long derivative exposure.
                                   -  The net long equity exposure of the Fund,
                                      including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.
                                   -  The aggregate absolute face value of all
                                      futures contracts and swap contracts
                                      (without regard to sign and assuming no
                                      offset of long and short positions, and
                                      counting both components of any contract for differences) will not exceed 100% of the Fund's assets.
                                   -  Except when such instruments are used for
                                      bona-fide hedging, no more than 5% of the Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.
                                   -  Counterparties used for OTC derivatives
                                      must have a long-term debt rating of A or higher when the derivative is entered into. Occasionally, short-term derivatives will be entered into with counterparties that have only high short-term debt ratings.

                              FINANCIAL STATEMENTS

     The audited financial statements for the Tax-Managed U.S. Equities Fund and the Tax-Managed International Equities Fund for the fiscal year ended February 28, 1999 included in the Trust's Annual Reports filed with the Securities and Exchange Commission on May 10, 1999, 1999 pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information by reference.

                                    GMO TRUST
                          SPECIMEN PRICE-MAKE-UP SHEET

     Following are computations of the total offering price per share for each class of shares of the Tax-Managed U.S. Equities Fund and the Tax-Managed International Equities Fund, in each case based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on February 28, 1999.


----------------------------------------------------------------------------------------------------------------------
TAX-MANAGED U.S. EQUITIES FUND - CLASS III
------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Net Assets at Value (Equivalent to $10.67 per share based on 760,573 shares of
beneficial interest outstanding)                                                                           $8,115,517
                                                                                                           ----------
----------------------------------------------------------------------------------------------------------------------
   Offering Price ($10.67 x 100/99.86) *                                                                       $10.68
                                                                                                               ------
----------------------------------------------------------------------------------------------------------------------

TAX-MANAGED INTERNATIONAL EQUITIES FUND-CLASS III
-------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Net Assets at Value (Equivalent to $9.71 per share based on 1,907,929 shares of                          $18,529,073
beneficial interest outstanding)                                                                          -----------
----------------------------------------------------------------------------------------------------------------------
Offering Price ($9.71 x 100/99.40)*                                                                             $9.77
                                                                                                                -----
----------------------------------------------------------------------------------------------------------------------




----------------------------
*Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Shareholder's Manual.

                                   GMO TRUST
                              SHAREHOLDER'S MANUAL
        SHAREHOLDER'S MANUAL FOR CLASS II, CLASS III AND CLASS IV SHARES

                                   GMO FUNDS

U.S. FUNDS               INTERNATIONAL EQUITY FUNDS    FIXED INCOME FUNDS            ASSET ALLOCATION FUNDS

U.S. Core Fund           International Core Fund       Domestic Bond Fund            International Equity
Tobacco-Free Core Fund   Currency Hedged               U.S. Bond/Global Alpha A        Allocation Fund
Value Fund                 International Core Fund       Fund                        World Equity Allocation
Fundamental Value Fund   Foreign Fund                  U.S. Bond/Global Alpha B        Fund
Intrinsic Value Fund     International Small             Fund                        Global (U.S.+) Equity
Growth Fund                Companies Fund              International Bond Fund         Allocation Fund
Small Cap Value Fund     Japan Fund                    Currency Hedged               Global Balanced Allocation
Small Cap Growth Fund    Emerging Markets Fund           International Bond Fund       Fund
REIT Fund                Evolving Countries Fund       Global Bond Fund              U.S. Sector Fund
Tax-Managed U.S.         Asia Fund                     Emerging Country Debt
  Equities Fund          Global Properties Fund          Fund
Tax-Managed Small        Tax-Managed International     Short-Term Income Fund
  Companies Fund           Equities Fund               Global Hedged Equity Fund
                                                       Inflation Indexed Bond
                                                         Fund
                                                       Emerging Country Debt Share
                                                         Fund

     This GMO Trust Shareholder's Manual (the "Manual") contains detailed information about purchase and redemption options and procedures for each of the funds listed above (the "Funds"). This Manual also includes information regarding Class II, Class III and Class IV Shares of the Funds, including the classes of shares available for each Fund, the eligibility requirements for each class and the circumstances under which a shareholder's shares of one class of a Fund will be automatically converted to a different class of shares of that Fund. This Manual is not a prospectus, and should be used in conjunction with each relevant Fund's prospectus, as amended from time to time (collectively, the "Prospectuses"). This Manual, and the information disclosed herein, is incorporated by reference into the Prospectuses, and is considered part of the Prospectuses.

     You can call GMO Trust (the "Trust") collect at 1-617-346-7646 to find out more about the Funds.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
How to Buy Shares...........................................   2
  Purchase Procedures.......................................   2
How to Redeem Shares........................................   3
Purchase Premiums and Redemption Fees.......................   4
Multiple Classes............................................   6
  Eligibility for Classes...................................   7
  Conversions between Classes...............................   8
Distributions...............................................   8




                                                                   JUNE 30, 1999
SHAREHOLDER'S MANUAL                                 AS REVISED OCTOBER 18, 1999

                               HOW TO BUY SHARES

     Shares of each Fund are available only from the Trust and may be purchased on any day when the New York Stock Exchange is open for business (a "business day"). Shares may be purchased by sending a purchase order to the Trust. See "Purchase Procedures" below.

     The purchase price of a share of each Fund is (i) the net asset value next determined after a purchase order is received in good order plus (ii) a premium, if any, established from time to time by the Trust for the particular Fund and class to be purchased. All purchase premiums are paid to and retained by the Fund and are intended to cover the brokerage and other costs associated with putting the investment to work in the relevant markets. Purchase premiums generally apply only to cash purchases, subject to certain exceptions described below. Each class of shares of a Fund has the same rate of purchase premium, if any. The purchase premiums currently in effect for each Fund are set forth under "Purchase Premiums and Redemption Fees" on page 4. Purchase premiums are not sales loads.

     Shares may be purchased (i) in cash, (ii) in exchange for securities on deposit at the Depository Trust Company ("DTC") (or such other depository acceptable to the Manager), subject to the determination by the Manager that the securities to be exchanged are acceptable, or (iii) by a combination of such securities and cash. In all cases, the Manager reserves the right to reject any purchase order. Securities acceptable to the Manager as consideration for Fund shares will be valued as set forth under "Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to the Trust upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes may be realized by the investor subject to federal income taxation upon the exchange, depending upon the investor's basis in the securities tendered.

     The Manager will not approve securities as acceptable consideration for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the investment restrictions applicable to the relevant Fund. Investors interested in making in-kind purchases should telephone the Trust at (617) 346-7646.

     For purposes of calculating the purchase price of Trust shares, a purchase order is received by the Trust on the day that it is in "good order." For a purchase order to be in "good order" on a particular day, the investor's consideration must be received before the relevant deadline on that day. If the investor makes a cash investment, the deadline for wiring Federal funds to the Trust is 2:00 p.m. Boston time. If the investor makes an investment in-kind, the investor's securities must be placed on deposit at DTC (or such other depository as is acceptable to the Manager) and 2:00 p.m. Boston time is the deadline for transferring those securities to the account designated by the Trust's transfer agent, Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Investors should be aware that approval of the securities to be used for purchase must be obtained from the Manager prior to this time. When the consideration is received by the Trust after the relevant deadline, the purchase order is not considered to be in good order and is required to be resubmitted on the following business day. With the prior consent of the Manager, in certain circumstances the Manager may, in its discretion, permit purchases based on receiving adequate written assurances that Federal funds or securities, as the case may be, will be delivered to the Trust by 2:00 p.m. Boston time on or prior to the fourth business day after such assurances are received.

PURCHASE PROCEDURES:

(a) General: Investors should call the Trust at (617) 346-7646 to obtain a Purchase Order Form, which contains wire transfer and mailing instructions. The Trust reserves the right to reject any order for Trust Shares. DO NOT SEND CASH, CHECKS OR SECURITIES DIRECTLY TO THE TRUST.

     Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The Trust's Transfer Agent will send a written confirmation (including a statement of shares owned) to shareholders at the time of each transaction.

(b) Purchase Order Form: Investors must submit an application to the Trust and it must be accepted by the Trust before it will be considered in "good order." The Purchase Order Form may be submitted to the Trust (i) By Mail to GMO Trust c/o Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110,
Attention: Shareholder Services, or (ii) By Facsimile to (617) 439-4192,
Attention: Shareholder Services.

(c) Acceptance of Order: A shareholder may confirm acceptance of a mailed or faxed purchase order by calling the Trust at (617) 346-7646. If a Purchase Order is mailed to the Trust, it will be acted upon when received.

(d) Payment: All Federal funds must be transmitted to Investors Bank & Trust Company for the account of the specific Fund of GMO Trust. "Federal funds" are monies credited to Investors Bank & Trust Company's account with the Federal Reserve Bank of Boston. All checks must be made payable to the relevant Fund or to GMO Trust. The Trust will not accept any third party checks. The wiring instructions and mailing address for checks are as follows:

WIRING INSTRUCTIONS:                                                          MAILING ADDRESS FOR CHECKS:
Investors Bank and Trust, Boston, Massachusetts                               Investors Bank and Trust
ABA # 011001438                                                               GMO Transfer Agent MFD 23
Attn.: Transfer Agent                                                         P.O. Box 9130
        GMO Deposit Account 55555-4444                                        (200 Clarendon Street), 16th Floor
Further credit: GMO Fund/Account Name, Shareholder Name and/or Number         Boston, MA 02117-9130
                                                                              Payable to: GMO Trust or [Name]
                                                                              Fund

NOTE: The Trust may attempt to process orders for Trust shares that are submitted less formally than as described above, but, in such cases, the investor should carefully review confirmations sent by the Trust to verify that the order was properly executed. The Trust cannot be held responsible for failure to execute orders or improperly executing orders that are not submitted in accordance with these procedures.

                              HOW TO REDEEM SHARES

     Shares of each Fund may be redeemed on any business day in cash or in kind. The redemption price is the net asset value per share next determined after receipt of the redemption request in "good order" less any applicable redemption fee. All redemption fees are paid to and retained by the Fund and are intended to cover the brokerage and other Fund costs associated with redemptions. All classes of a particular Fund bear the same redemption fee rate, if any. The redemption fees currently in effect for each Fund are set forth under "Purchase Premiums and Redemption Fees" on page 4. Redemption fees are not sales loads or contingent deferred sales charges.

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in-kind will be valued in accordance with the relevant Fund's procedures for valuation described under "Determination of Net Asset Value." Securities distributed by a Fund in-kind will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Any in-kind redemptions will be of readily marketable securities to the extent available. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

     Payment on redemption will be made as promptly as possible and in any event within seven days after the request for redemption is received by the Trust in "good order." A redemption request is in "good order" if it includes the exact name in which shares are registered, the investor's account number and the number of shares or the dollar amount of shares to be redeemed and if it is signed exactly in accordance with the form of registration. In addition, for a redemption request to be in "good order" on a particular day, the investor's request must be received by the Trust prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 p.m. New York City
Time). Redemption requests received after such deadline will be honored on the next following business day, and the redemption will be effected based on the net asset value per share computed on such next following business day (subject to any applicable redemption fee). Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting. The redemption request will be considered "received" by the Trust only after (i) it is mailed to, and received by, the Trust at the appropriate address set forth above for purchase orders, or (ii) it is faxed to the Trust at the appropriate facsimile number set forth above for purchase orders, and the investor has confirmed receipt of the faxed request by calling the Trust at (617) 346-7646. In-kind distributions will be transferred and delivered as directed by the investor. Cash payments will be made by transfer of Federal funds for payment into the investor's account or, upon request, a check can be mailed to the registration address.

     When opening an account with the Trust, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing.

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. Because certain Funds hold portfolio securities listed on foreign exchanges which may trade on days on which the New York Stock Exchange is closed, the net asset value of such Funds' shares may be significantly affected on days when shareholders have no access to such Funds.

                     PURCHASE PREMIUMS AND REDEMPTION FEES

     The following table sets forth the purchase premiums and redemption fees, if any, for each of the Funds. Purchase premiums and redemption fees are not sales loads or contingent deferred sales charges, and are paid directly to the relevant Fund at purchase or redemption of Fund shares. Notes to the table begin on page 5.

------------------------------------------------------------------------------------------------------------------------------
                                                               CASH PURCHASE PREMIUM                REDEMPTION FEES
                    GMO FUND NAME                         (AS A % OF AMOUNT REDEEMED)(1)    (AS A % OF AMOUNT REDEEMED)(1)
------------------------------------------------------------------------------------------------------------------------------
 U.S. EQUITY FUNDS
  U.S. Core Fund                                                       0.14%(2)                           None
------------------------------------------------------------------------------------------------------------------------------
  Tobacco-Free Core Fund                                               0.14%(2)                           None
------------------------------------------------------------------------------------------------------------------------------
  Value Fund                                                           0.14%(2)                           None
------------------------------------------------------------------------------------------------------------------------------
  Fundamental Value Fund                                               0.15%(2)                           None
------------------------------------------------------------------------------------------------------------------------------
  Intrinsic Value Fund                                                 0.14%(2)                           None
------------------------------------------------------------------------------------------------------------------------------
  Growth Fund                                                          0.14%(2)                           None
------------------------------------------------------------------------------------------------------------------------------
  Small Cap Value Fund                                                 0.50%(2)                          0.50%(2)
------------------------------------------------------------------------------------------------------------------------------
  Small Cap Growth Fund                                                0.50%(2)                          0.50%(2)
------------------------------------------------------------------------------------------------------------------------------
  REIT Fund                                                            0.50%(2)                          0.50%(2)
------------------------------------------------------------------------------------------------------------------------------
  Tax-Managed U.S. Equities Fund                                       0.14%(2)                           None
------------------------------------------------------------------------------------------------------------------------------
  Tax-Managed Small Companies Fund                                     0.50%(2)                           None
------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
  International Core Fund                                              0.60%(2)                           None
------------------------------------------------------------------------------------------------------------------------------
  Currency Hedged International Core Fund                              0.60%(2)                           None
------------------------------------------------------------------------------------------------------------------------------
  Foreign Fund                                                          None                              None
------------------------------------------------------------------------------------------------------------------------------
  International Small Companies Fund                                   1.00%(2)                          0.60%(2)
------------------------------------------------------------------------------------------------------------------------------
  Japan Fund                                                           0.20%(2)                          0.20%(2)
------------------------------------------------------------------------------------------------------------------------------
  Emerging Markets Fund                                                1.60%(3)                          0.40%(3,4)
------------------------------------------------------------------------------------------------------------------------------
  Evolving Countries Fund                                              1.60%(3)                          0.40%(3)
------------------------------------------------------------------------------------------------------------------------------
  Asia Fund                                                            1.20%(3)                          0.40%(3)
------------------------------------------------------------------------------------------------------------------------------
  Global Properties Fund                                               0.60%(2,5)                        0.30%(2,5)
------------------------------------------------------------------------------------------------------------------------------
  Tax-Managed International Equities Fund                              0.60%(2)                           None
------------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME FUNDS
  Domestic Bond Fund                                                    None                              None
------------------------------------------------------------------------------------------------------------------------------
  U.S. Bond/Global Alpha A Fund                                        0.15%(3)                           None
------------------------------------------------------------------------------------------------------------------------------
  U.S. Bond/Global Alpha B Fund                                        0.15%(3)                           None
------------------------------------------------------------------------------------------------------------------------------
  International Bond Fund                                              0.15%(3)                           None
------------------------------------------------------------------------------------------------------------------------------
  Currency Hedged International Bond Fund                              0.15%(3)                           None
------------------------------------------------------------------------------------------------------------------------------
  Global Bond Fund                                                     0.15%(3)                           None
------------------------------------------------------------------------------------------------------------------------------
  Emerging Country Debt Fund                                           0.50%(3)                          0.25%(3,9)
------------------------------------------------------------------------------------------------------------------------------
  Short-Term Income Fund                                                None                              None
------------------------------------------------------------------------------------------------------------------------------
  Global Hedged Equity Fund                                            0.51%(2,6)                        1.40%(6,8)
------------------------------------------------------------------------------------------------------------------------------
  Inflation Indexed Bond Fund                                          0.10%(3)                          0.10%(3)
------------------------------------------------------------------------------------------------------------------------------
  Emerging Country Debt Share Fund                                          *(11)                             *(11)
------------------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION FUNDS
  International Equity Allocation Fund                                 0.80%(2,10)                       0.11%(2,10)
------------------------------------------------------------------------------------------------------------------------------
  World Equity Allocation Fund                                         0.66%(2,10)                       0.15%(2,10)
------------------------------------------------------------------------------------------------------------------------------
  Global (U.S.+) Equity Allocation Fund                                0.47%(2,10)                       0.15%(2,10)
------------------------------------------------------------------------------------------------------------------------------
  Global Balanced Allocation Fund                                      0.35%(2,10)                       0.11%(2,10)
------------------------------------------------------------------------------------------------------------------------------
  U.S. Sector Fund                                                     0.27%(2,6)                        0.18%(2,6,7)
------------------------------------------------------------------------------------------------------------------------------

 1. Purchase premiums and redemption fees generally apply only to cash transactions. These fees are paid to and retained by the Fund itself and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. The Manager may reduce these fees in certain limited circumstances described below.

     Normally, no purchase premium is charged with respect to in-kind purchases of Fund shares. However, the International Core Fund, Currency Hedged International Core Fund, International Small Companies Fund, Japan Fund, Tax-Managed International Equities Fund and Global Hedged Equity Fund may each charge a purchase premium of up to 0.10%, and the Emerging Markets Fund, Evolving Countries Fund and Asia Fund may each charge a premium of up to 0.20%, for in-kind purchases involving transfers of large positions in markets where re-registration and transfer costs are high. Special rules also apply with respect to in-kind transactions in certain Fixed Income Funds as described in footnote 3 below.

 2. The purchase premium and/or redemption fee for this Fund may generally not be waived due to offsetting transactions, and may be waived in only rare circumstances. The premium or fee will only be waived for this Fund (i) if the purchase or redemption is part of a transfer from or to another Fund where the Manager is able to transfer securities among the Funds as part of effecting the transaction, (ii) during periods (expected to exist only rarely) when the Manager determines that the Fund is either substantially overweighted or underweighted with respect to its cash position so that a redemption or purchase will not require a securities transaction, or (iii) in certain other instances (not including offsetting transactions) where it is compelling to the Manager that the purchase or redemption will not result in transaction costs to the Fund. Any waiver with respect to this Fund must be arranged in advance with the Manager.

 3. The stated purchase premium and/or redemption fee for this Fund will always be charged in full except that the relevant purchase premium or redemption fee will be reduced by 50% with respect to any portion of a purchase or redemption that is offset by a corresponding redemption or purchase, respectively, occurring on the same day. The Manager examines each purchase and redemption of shares eligible for such treatment to determine if circumstances warrant waiving a portion of the purchase premium or redemption fee. Absent a clear determination that transaction costs will be reduced or absent for the purchase or redemption, the full premium or fee will be charged. In addition, except for the Emerging Markets Fund, Evolving Countries Fund and Asia Fund, the purchase premium or redemption fee for this Fund will be reduced by 50% if the purchaser makes an in-kind purchase of Fund shares or if the purchase or redemption is part of a transfer from or to another Fund where the Manager is able to transfer securities among the Funds as part of effecting the transaction.

 4. Applies only to shares acquired on or after June 1, 1995 (including shares acquired by reinvestment of dividends or other distribution on or after such date).

 5. It is expected that the purchase premiums and redemption fees for this Fund will be eliminated once the net assets of the Fund exceed $100 million. However, even thereafter, the Fund will reserve the right to charge a purchase premium of up to 0.60% and a redemption fee of up to 0.30% on purchases or redemptions of amounts that are equal to or greater than 5% of the Fund's net assets.

 6. The Fund invests in various other Funds with different levels of purchase premiums and/or redemption fees which reflect the trading costs of different asset classes. Therefore, the Fund's purchase premium and/or redemption fee has been computed as the weighted average of the purchase premiums and/or redemption fees of other GMO Funds in which the Fund is invested and/or which hold securities of the same asset class and/or sector as securities owned directly by the Fund. The amount of purchase premium and/or redemption fee for the Fund will be adjusted approximately annually based on underlying Funds owned by the Fund during the prior year. The Manager may, but is not obligated to, adjust the purchase premium and/or redemption fee for the Fund more frequently if the Manager believes in its discretion that circumstances warrant.

 7. Applies only to shares acquired on or after June 30, 1998 (including shares acquired by reinvestment of dividends or other distributions on or after such date).

 8. If it is not necessary to incur costs relating to the early termination of hedging transactions to meet redemption requests, the redemption fee will be reduced to 0.13%.

 9. Applies only to shares acquired on or after July 1, 1995 (including shares acquired by reinvestment of dividends or other distributions on or after such date).

10. Each of the Asset Allocation Funds invests in various other Funds with different levels of purchase premiums and redemption fees, which reflect the trading costs of different asset classes. Therefore, the purchase premium and redemption fee of each Asset Allocation Fund has been set as the weighted average of the premiums and fees, respectively, of the underlying Funds in which the Asset Allocation Fund is invested, based on actual investments by each Asset Allocation Fund. The amount of purchase premium and redemption fee for each Asset Allocation Fund is adjusted approximately annually based on underlying Funds owned by each Asset Allocation Fund during the prior year. The Manager may, but is not obligated to, adjust the purchase premium and/or redemption fee for an Asset Allocation Fund more frequently if the Manager believes in its discretion that circumstances warrant.

11. No purchase premium or redemption fee is charged directly by the Fund. By virtue of the Fund's investment in the Emerging Country Debt Fund, Fund shareholders will, however, indirectly bear the Emerging Country Debt Fund's purchase premium and redemption fee, which are presently up to 0.50% and 0.25%, respectively.

                                MULTIPLE CLASSES

     Each Fund may offer multiple classes of shares. All Funds offer Class III Shares and, as described below, certain Funds also offer Class II and/or Class IV Shares. The Funds may offer other classes of shares not described in this Manual. The sole economic difference among the various classes of shares described in this Manual is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management.

     The Trust has adopted a Shareholder Servicing Plan (the "Plan") covering each class of shares described in this Manual. The following table summarizes the current eligibility requirements for each class (subject to the exceptions noted below) and the Shareholder Service Fees each class will pay under the Plan, expressed as an annual percentage of the average daily net assets attributable to that class of shares:

CLASS II AND CLASS III SHARES:
------------------------------

U.S. CORE FUND, INTERNATIONAL CORE FUND
AND FOREIGN FUND (COLLECTIVELY,                             MINIMUM TOTAL INVESTMENT/          SHAREHOLDER
THE "CLASS II FUNDS")                                        TOTAL FUND INVESTMENT*       SERVICE FEE ("SSF")**
---------------------------------------                     -------------------------    -----------------------
  Class II................................................  $1 million/N/A                        0.22%
  Class III...............................................  $35 million/N/A                       0.15%

ASSET ALLOCATION FUNDS (EXCEPT U.S. SECTOR
FUND) AND EMERGING COUNTRY DEBT
SHARE FUND
------------------------------------------
  Class III...............................................  $1 million/N/A                        0.00%***

U.S. SECTOR FUND AND GLOBAL
HEDGED EQUITY FUND
---------------------------
  Class III...............................................  $1 million/N/A                        0.15%****

ALL OTHER FUNDS (EXCEPT
CLASS II FUNDS AND
ASSET ALLOCATION FUNDS)
-----------------------
  Class III...............................................  $1 million/N/A                        0.15%

CLASS IV SHARES:
----------------

U.S. CORE FUND............................................  $250 million/$125 million             0.105%
INTERNATIONAL CORE FUND...................................  $250 million/$125 million             0.09%
FOREIGN FUND..............................................  $250 million/N/A                      0.09%
CURRENCY HEDGED INTERNATIONAL CORE FUND...................  $250 million/$125 million             0.09%
EMERGING MARKETS FUND.....................................  $250 million/$125 million             0.105%
EMERGING COUNTRY DEBT FUND................................  $250 million/$125 million             0.10%

* The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors and for certain clients with continuous client relationships with GMO since May 31, 1996. These exceptions and special rules are explained under "Eligibility for Classes" below.
**   All classes of shares of a Fund pay the same investment management fee.
*** These Funds will indirectly bear an additional SSF of 0.15% by virtue of their investments in other Funds of the Trust. Thus, the total SSF borne by Class III Shares of these Funds is the same as that borne by Class III Shares of the other Funds. See "Fees and Expenses" in the Prospectuses.
**** The SSF charged to these Funds will be reduced by a corresponding amount for all SSF's indirectly borne by the relevant Fund by reason of its investments in Class III Shares of other Funds of the Trust. Thus, the total SSF borne by Class III Shares of these Funds is the same as that borne by Class III Shares of the other Funds of the Trust.

ELIGIBILITY FOR CLASSES

CLASS II AND CLASS III SHARES:

     Class II Shares are currently being offered only for the "Class II Funds" listed in the table above. Class III Shares are currently being offered for all Funds. With certain exceptions described below, for a client to be eligible for Class II or Class III Shares, the client must satisfy the minimum "Total Investment" (as defined below) requirement set forth in the table.

     For clients establishing a relationship with GMO on or after June 1, 1996: A client's Total Investment will be determined by GMO at the time of a new client's initial investment with GMO, at least annually as of December 31 of each year and on such other dates as may be determined by GMO (each a "Determination Date"). Subject to as provided below, a client's Total Investment as of any Determination Date will equal the greater of (a) the market value of assets managed by GMO and its affiliates for the client (whether in a pooled vehicle or otherwise) as of such Determination Date, and (b) the client's Total Investment as of the previous Determination Date (less the market value of any account managed by GMO's U.S. Active Division as of the previous Determination
Date), plus contributions made to, and less Large Withdrawals (defined below) from, any GMO-managed product or account (other than any account managed by GMO's U.S. Active Division) since the previous Determination Date (plus the market value of any account managed by GMO's U.S. Active Division as of the then current Determination Date). For these purposes, "Large Withdrawals" means the total of all withdrawals made from any GMO-managed product or account (other than any account managed by GMO's U.S. Active Division) since the previous Determination Date if such total exceeds 7% of the sum of the client's Total Investment as of the previous Determination Date and any contributions to any GMO-managed product or account (other than any account managed by GMO's Active U.S. Division) made since the previous Determination Date. For clients with GMO accounts as of November 30, 1997, their initial Total Investment is the greater of the market value of assets managed by GMO and its affiliates for the client as of the close of business on November 30, 1997 or on December 31, 1997. For clients establishing a relationship with GMO on or after December 31, 1997, their Total Investment will be determined as described above. Notwithstanding anything to the contrary in this Manual or the Prospectuses, assets invested in the Pelican Fund will not be considered when determining a client's Total Investment. For purposes of this Manual and the Prospectuses, accounts managed by GMO's U.S. Active Division include certain separate accounts managed by GMO. Clients with any questions regarding whether certain of their assets are deemed to be managed by GMO's U.S. Active Division should call GMO at (617) 346-7646.

     For Clients with Accounts as of May 31, 1996: Any client of GMO whose Total Investment as of May 31, 1996 was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million.

CLASS IV SHARES:

     Class IV Shares are currently being offered only for the Funds listed in the table on the previous page. Eligibility for Class IV Shares of a Fund is dependent upon the client meeting either (i) the minimum "Total Fund Investment" set forth in the table, which includes only a client's total investment in the particular Fund, or (ii) the minimum "Total Investment" set forth in the table, calculated as described above for Class II and Class III Shares. For clients that have accounts with GMO as of November 30, 1997, their initial Total Investment or initial Total Fund Investment for purposes of determining eligibility for Class IV Shares will be the greater of the market value of all of their investments advised by GMO and its affiliates, or the market value of their investment in the particular Fund, as the case may be, as of the close of business on November 30, 1997 or December 31, 1997. For clients establishing a relationship with GMO on or after December 1, 1997, their Total Fund Investment and Total Investment will be determined as described above.

ALL CLASSES:

- Investments by defined contribution plans (such as 401(k) plans) will generally be invested in the class of shares of the relevant Fund(s) with the highest Shareholder Service Fee (including classes of shares that may not be described in this Manual) offered from time to time by the relevant Fund(s) regardless of the size of the investment, and will NOT be eligible to convert to other classes with lower Shareholder Service Fees.

- There is no minimum additional investment required to purchase additional shares of a Fund for any class of shares.

- The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

- Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

CONVERSIONS BETWEEN CLASSES

     On December 31 of each year and on such other dates as may be determined by GMO (each a "Determination Date") the value of each client's Total Investment and Total Fund Investment with GMO, as defined above, will be determined. Based on that determination, each client's shares of each Fund will be automatically converted to the class of shares of such Fund which is then being offered with the lowest Shareholder Service Fee for which the client is eligible based on the amount of their Total Investment or Total Fund Investment, as the case may be, on the Determination Date. The conversion will occur within 15 business days following the Determination Date on a date selected by the Manager. Also, if a client makes an investment in any Fund of the Trust (except for the Pelican
Fund) or puts additional assets under GMO's management (except for accounts managed by GMO's U.S. Active Division) so as to cause the client to be eligible for a new class of shares, such determination will be made as of the close of business on the last day of the calendar quarter in which the investment was made, and the conversion will be effected within 15 business days of that quarter end, on a date selected by the Manager.

     The Trust has been advised by counsel that the conversion of a client's investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the converted Fund's shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

     Certain special rules will be applied by the Manager with respect to clients for whom GMO managed assets prior to the creation of multiple classes on May 31, 1996. Clients whose Total Investment as of May 31, 1996 was equal to $7 million or more will be eligible to remain invested in Class III Shares indefinitely (irrespective of whether the Fund has a higher investment minimum), provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 was less than $7 million but greater than $0 will be eligible to invest in or convert to Class II Shares indefinitely (irrespective of whether the Fund has a higher investment minimum). Notwithstanding the foregoing special rules, clients shall always remain eligible to remain in and/or be converted to any class of shares of the relevant Fund which the client would be eligible to purchase pursuant to the eligibility requirements set forth herein.

     Investors should be aware that not all classes of shares of all Funds are available in all jurisdictions.

                                 DISTRIBUTIONS

     The policy of each U.S. Equity Fund (except for the REIT Fund), the Short-Term Income Fund and the Domestic Bond Fund is to declare and pay distributions of its dividends and interest quarterly. The policy of each other Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. Each Fund also intends to distribute net gains from the sale of securities held for not more than one year ("net short-term capital gains") and net gains from the sale of securities held for more than one year ("net long-term capital gains") at least annually.

All dividends and/or distributions will be paid in shares of the relevant Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the application or by writing to the Trust.